Calvert

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June 30, 2002

Semi-Annual Report

Calvert Tax-Free Reserves

Calvert Tax-Free Reserves

President's Letter

2

Portfolio Manager Remarks

4

Statements of Net Assets

10

Statements of Operations

31

Statements of Changes in Net Assets

32

Notes to Financial Statements

36

Financial Highlights

40

Explanation of Financial Tables

45

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Dear Shareholders:

At present, contrary forces are the marketplace norm. During the past six months the U.S. economy has continued to expand. While the data has been positive, the market has been plagued by corporate scandals, causing stock prices to plummet as a result of imaginative or possibly fraudulent accounting. This has resulted in an extremely volatile market, further shaking consumer confidence.

Everyone agrees reforms in corporate governance are necessary and as of this writing, it looks like we will have significant accounting reform and oversight. We will closely monitor this situation and watch the impact of these new requirements. In spite of decreasing consumer confidence, low rates have helped fuel yet another round of refinancing in mortgages which supports consumer spending and economic growth.

Since our last report to you, interest rates remain at record lows and unemployment has increased slightly, remaining at just under 6%. The continuing corporate scandals increase the likelihood that the Fed will remain on the sidelines and take no action for the remainder of this year.

Keeping Investment Perspective

I remind investors that at times like this, when economic conditions and the global political situation are uncertain, it is particularly important to revisit portfolio holdings in view of personal goals, risk tolerance and investment time horizon.

Certainly equity markets remain extremely challenging and appear to be searching for a bottom. The volatility is encouraging investors toward fixed-income and treasuries, which is helping to drive rates lower.

Calvert continues to expand our broad range of fund options and we believe investors will find choices appropriate for a variety of strategies and for changing market conditions.

Change to Fund Auditors

In light of developments surrounding the Arthur Andersen accounting firm, the Boards of each of our Funds held a special meeting in early May and voted to approve a change in independent auditors to KPMG LLP. This change occurred several weeks before the United States government won its case against Arthur Andersen, which was found guilty of obstructing justice in the Enron probe.

Revisiting Shared Values

As you know, Calvert takes a long view and has a broad perspective on corporate performance. We are diligent in assessing not only financial practices but also other aspects of a company's operations. Within our socially screened funds, we are reviewing corporate governance guidelines, including director and auditor independence. Clearly, recent revelations have given us all a reason to look more closely at the broad range of corporate behaviors and to shine a brighter light on various corporate stakeholders.

We appreciate your investment in Calvert Funds and value your continued trust and confidence in us more than ever. As a result, we are encouraged to strive harder each and every day to support you in reaching your financial goals.

Sincerely,

Barbara J. Krumsiek

President and CEO

July 31, 2002

Tom Dailey is a member of the CAMCO portfolio management team.

Calvert Tax-Free Reserves Money Market Portfolio seeks to earn the highest interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the Portfolio.

Fund Information

asset allocation

tax-exempt

money market

NASDAQ symbol

CTMXX

CUSIP number

131620-10-6

Calvert Tax-Free Reserves Money Market Portfolio

What was the investment climate?

While the economic data has been encouraging as the economy has continued to expand these past six months, the performance of the equity markets has offset the economy's forward impetus. The dramatic decline in the equity market is threatening to damage business and household confidence, corporate investment, and ultimately reduce wealth. Some economists have argued that forecasters may be too optimistic about the economic outlook given the considerable uncertainty at home and abroad. Therefore, the Fed's current monetary policy may be appropriate rather than accommodative. At the same time, the decline in the value of the dollar has fueled speculation that inflation could appear in the near future. Either way, the Fed has made it clear they have taken a wait-and-see attitude towards raising rates.

Misconduct at companies such as Adelphia, Enron, Imclone, Tyco, and WorldCom has called into question the integrity and ethical responsibility of business leaders and our corporate governance system. In addition, foreign investors are starting to lose confidence in U.S. capital markets. Corporate capital expenditures, which have been in a slump and have only recently shown signs of stabilizing, could again be cut as corporate executives become pessimistic about future prospects for earnings.

Everyone agrees reforms in corporate governance are needed. The question is what changes will restore confidence and integrity in corporations, boards, and financial statements? Several plans by the SEC, Congress, and the President are on the table. In the end, whatever plans are put into action, individual moral and ethical behavior will still be the underlying determinants of any plan's success.

With respect to the municipal money market over the last six months, rates remained at record lows. Money continues to pour into the market from investors looking for a safe haven from the stock market. Faced with budget deficits due to lower sales and income tax receipts, state and local governments are issuing record levels of debt. Fortunately, they are able to finance the debt at incredibly low interest rates, especially short-term debt.

How did the Fund perform?

For the six month period ended June 30, 2002, the Money Market Portfolio's Class "O" shares total return was .47% compared to the .44% return for the average tax-exempt money market fund tracked by Lipper Analytical Services, Inc.

What was your strategy?

Since tax-exempt money market rates are so low, we have kept the average maturity of the Fund shorter than many of our peers in order to take advantage of any rise in rates that will result should the Fed begin to tighten.

At the end of the first quarter, the market expected the Fed to begin tightening at any time. Over the course of the second quarter (and consistent with our view), the market expected Fed tightening to be delayed until the early part of 2003.

What is your outlook?

The consensus as of this writing is that the Fed's initial tightening will not occur until 2003. It has been the CAMCO view since late last year that there was a reasonable chance that the Fed would be on the sidelines for a protracted period of time. The corporate governance and accounting scandals raise the probability that the Fed will do nothing for at least the remainder of the year. Forecasters predict that real GDP will accelerate and reduce unemployment. This outlook is consistent with monetary tightening. But, there has not been an upswing in inflation. Therefore, we expect the Fed to be patient given the possibility of additional accounting scandals, geopolitical unrest and homeland security risks.

July 31, 2002

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2002, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio Statistics

weighted average maturity
6.30.02	39 days
12.31.01	35 days

Class O

average annual total return

as of 6.30.02
1 year	1.32%
5 year	2.97%
10 year	3.05%
inception	4.45%
(3.04.81)

comparative month-end yields
	MFR's CTFR	Tax-Free Retail
	Money Market	Money Market
	Class O	Average
6.30.02	0.82%	0.84%
5.31.02	1.00%	1.01%
4.30.02	0.97%	0.97%
3.31.02	0.83%	0.84%
2.28.02	0.98%	0.83%
1.31.02	1.01%	0.85%
12.31.01	1.04%	0.99%

Total returns assume reinvestment of dividends. Past performance is no guarantee of future results. Performance information represents Class O shares. The value of an investment in Institutional Class or Class T shares would be different. Source: Money Fund Vision98, iMoneyNet, Inc.

Tom Dailey is a member of the CAMCO portfolio management team.

Calvert Tax-Free Reserves Limited-Term Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the Portfolio.

Fund Information

asset allocation

short-term

tax-exempt bonds

NASDAQ symbol

CTFLX

CUSIP number

131620-20-5

Calvert Tax-Free Reserves Limited-Term Portfolio

How did the Fund perform?

For the six month period ended June 30, 2002, the Calvert Tax Free Reserves Limited-Term Fund returned 1.65%, slightly underperforming the 2.09% return for the average short-term municipal fund tracked by Lipper Analytical Services, Inc.

What was your strategy?

Longer-term securities, purchased by the Fund prior to the dramatic decline in rates, continue to provide an attractive level of income. In March, when the market expected the Fed to tighten at any moment, short-term interest rates jumped approximately 100 basis points or 1 percent - a significant increase. We purchased bonds aggressively at that time, concentrating mainly on high quality securities. Over the course of the next quarter, when the market realized the Fed would be on the sidelines longer than expected, interest rates plummeted to record lows.

What is your outlook?

Prospects for continued economic expansion are encouraging, and we believe the Fed will wait until the economy exhibits signs of sustainable growth before raising interest rates. If rates stay low, the Fund should continue to provide a competitive yield. When interest rates rise, the Fund should outperform as designed.

July 31, 2002

Comparative Investment Performance (as of 6.30.02)

	CTFR Limited-Term	Lipper Short Municipal	Lehman Municipal
	Portfolio	Debt Funds Average	Bond Index TR
6 month	1.65%	2.09%	4.64%
1 year	3.58%	3.96%	6.92%
5 year*	3.89%	4.20%	6.27%
10 year*	3.98%	4.31%	6.68%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2002, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

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Portfolio Statistics

monthly dividend yield
6.30.02	2.36%
12.31.01	3.25%

30 day SEC yield
6.30.02	2.48%
12.31.01	3.18%

weighted average maturity
6.30.02	268 days
12.31.01	393 days

effective duration
6.30.02	219 days
12.31.01	297 days

average annual total return

as of 6.30.02
1 year	2.52%
5 year	3.68%
10 year	3.87%
inception	5.67%
(3.04.81)

Reno Martini is the Chief Investment Officer of CAMCO.

Calvert Tax-Free Reserves Long-Term Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the Portfolio.

Fund Information

asset allocation

long-term

tax-exempt bonds

NASDAQ symbol

CTTLX

CUSIP number

131620-30-4

Calvert Tax-Free Reserves Long-Term Portfolio

What was the investment climate?

The overall U.S. economy put in a very strong performance in the first quarter of 2002, growing over 6% after what appears to be perhaps the mildest recession in the postwar period. But attitudes and financial markets in the first-quarter versus the second quarter of this year could not have been more different. Stocks and corporate bonds performed quite well in the first quarter as investors believed we were working through the worst, the economy would quickly move from recovery to expansion, and stocks would perform well going forward. But the string of major corporate bankruptcies and scandals continued, with the crisis in corporate governance and accounting dragged down investor spirits. Political and economic leaders have promised reform, but domestic and foreign investor attitudes remain negative and skeptical.

In the bond market, when the optimism over economic and financial market prospects ebbed, the safest investments performed the best and this included U.S. government bonds, mortgage-backed securities and municipal bonds. These sectors of the U.S. fixed income market performed the best in the second quarter and year-to-date. This performance pattern is typical of the time when investors are fleeing to quality, seeking safety over returns. As such, benchmark government and municipal bond yields have fallen year-to-date and are not far from interest rate cycle lows set during the first week of November 2001.

State and local governments have seen revenues softened as a result of the economic slowdown primarily from the sharp drop in individual income tax receipts as taxable capital gains in the stock market evaporated. This has increased the need for debt issuance to meet capital needs, resulting in a record $160 billion in new debt coming to market in the first six months of this year and eclipsing the previous record of $144 billion set in 1993. The continued softness in the equity market has benefited the municipal market as issuance reached new records as individual investors reallocated more of their assets into fixed income instruments. We believe that this support has provided the market with the support needed to sustain the volume of issuance.

Comparative Investment Performance (as of 6.30.02)
	CTFR Long-Term	Lipper General Municipal	Lehman Municipal
	Portfolio	Debt Funds Average	Bond Index TR
6 month	5.03%	4.22%	4.64%
1 year	6.81%	5.75%	6.92%
5 year*	5.48%	5.02%	6.27%
10 year*	6.02%	5.84%	6.68%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

What was your strategy?

For the first half of 2002, our strategy was to remain long our indices as the economic statistics showed mixed signals of recovery or continued weakness. We were convinced the Fed would remain on the sidelines. Inflation was moderate, so interest rates would remain at year-end levels or decline.

We continued to trade securities when interest rates were near their high and low ranges. The Portfolio purchased securities when prices were at their recent lows and sold when they were high compared to their recent trading ranges.

How did the Fund perform?

The Fund returned 5.03% for the six months ended June 30, 2002, outperforming the Lipper General Municipal Debt Funds Average by 81 basis points.

What is your outlook?

We believe that the economy will remain sluggish throughout the rest of 2002. Interest rates will remain volatile as the economic statistics show different signs of strengths and weaknesses in the economy. We will remain long our benchmark in duration until we see repeated signs of an economic recovery and possible inflation fears.

July 31, 2002

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2002, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio

statistics

monthly dividend yield
6.30.02	4.17%
12.31.01	4.34%

30 day SEC yield
6.30.02	4.04%
12.31.01	4.42%

weighted average maturity
6.30.02	16 years
12.31.01	15 years

effective duration
6.30.02	8.20 years
12.31.01	8.80 years

average annual total return

as of 6.30.02
1 year	2.80%
5 year	4.68%
10 year	5.62%
inception	7.38%
(8.23.83)

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Past performance is no guarantee of future returns. Source: Lipper Analytical Services, Inc.

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Money Market Portfolio

Statement of Net assets

June 30, 2002
	Principal
Municipal Obligations - 101.8%	Amount	Value
Alabama - 7.0%
Auburn IDA Revenue VRDN, 1.40%, 5/1/20,
LOC: AmSouth Bank	$4,375,000	$4,375,000
Birmingham Public Educational Building Authority Revenue
VRDN, 1.45%, 6/1/30, LOC: Wachovia Bank, N.A.	16,800,000	16,800,000
Calhoun County Economic Development Council Revenue VRDN,
1.55%, 3/1/13, LOC: Fleet National Bank	3,600,000	3,600,000
Colbert County Industrial Development Board Revenue VRDN,
1.55%, 10/1/11, LOC: SouthTrust Bank, AL	2,960,000	2,960,000
Huntsville IDA Revenue VRDN, 1.55%, 11/1/26, C/LOC: FHLB	4,820,000	4,820,000
MFH Revenue VRDN:
1.35%, 11/1/08, LOC: SouthTrust Bank, AL	1,565,000	1,565,000
1.35%, 4/1/14, LOC: AmSouth Bank	2,665,000	2,665,000
1.35%, 9/1/20, LOC: SouthTrust Bank, AL	2,880,000	2,880,000
Mobile County IDA Revenue VRDN, 1.55%, 4/1/20,
LOC: SouthTrust Bank, AL	3,160,000	3,160,000
Montgomery IDA Revenue VRDN:
1.55%, 9/15/04, LOC: SouthTrust Bank, AL	1,470,000	1,470,000
1.55%, 10/1/07, LOC: SunTrust Bank	1,150,000	1,150,000
Northport MFH Revenue VRDN:
1.45%, 9/3/15, LOC: AmSouth Bank	1,920,000	1,920,000
1.35%, 7/1/18, LOC: AmSouth Bank	5,115,000	5,115,000
Port City Medical Clinic Revenue VRDN, 1.30%, 2/1/25,
BPA: Kredietbank, Bank of Nova Scotia & KBC Bank NV,
AMBAC Insured	6,000,000	6,000,000
State Association of Governmental Organizations COPs,
2.75%, 9/30/02, AMBAC Insured	15,000,000	15,033,125
State IDA Revenue VRDN, 1.45%, 1/1/15, LOC: Fleet National Bank	660,000	660,000
Sulligent IDA Revenue VRDN, 1.55%, 5/1/10,
LOC: Bank of America	1,425,000	1,425,000
Talladega IDA Revenue VRDN, 1.55%, 10/1/16, C/LOC: FHLB	1,785,000	1,785,000
Taylor-Ryan Improvement District Revenue VRDN, 1.35%, 5/1/31,
LOC: Columbus Bank & Trust	10,000,000	10,000,000
Valley Special Care Facilities Revenue VRDN, 1.45%, 6/1/25,
LOC: Columbus Bank & Trust	2,830,000	2,830,000
Wynlakes Government Utility Authority Revenue VRDN,
1.55%, 5/1/06, LOC: AmSouth Bank	4,000,000	4,000,000

Arizona - 1.2%
Apache County IDA Revenue VRDN, 1.25%, 12/15/18,
LOC: Bank of New York	4,600,000	4,600,000
Pinal County IDA & Pollution Control Revenue VRDN:
1.25%, 12/1/11, LOC: BNP Paribas	4,665,000	4,665,000
1.55%, 5/5/27, C/LOC: Bayer Hypo- und Vereinsbank	1,250,000	1,250,000
State School District Financing Program COPs, 3.25%, 7/31/02	6,000,000	6,003,374

	Principal
Municipal Obligations - Cont'd	Amount	Value
Arkansas - 1.1%
Arkadelphia IDA Revenue VRDN, 1.40%, 4/1/11,
LOC: Den Danske Bank	$4,000,000	$4,000,000
State MFH Revenue VRDN:
1.41%, 10/1/30, LOC: Regions Bank	5,200,000	5,200,000
1.46%, 11/1/31, LOC: First Tennessee Bank	5,000,000	5,000,000

California - 7.1%
ABAG Finance Authority For Nonprofit Corps. Adjustable COPs,
1.20%, 2/1/25, LOC: Wells Fargo Bank N.A.	1,610,000	1,610,000
Alameda-Contra Costa Schools Financing Authority Adjustable COPs,
1.15%, 8/1/24, BPA: Dexia Credit Local, AMBAC Insured	360,000	360,000
Inland Valley Development Agency Tax Allocation VRDN,
1.35%, 3/1/27, LOC: Union Bank of California, C/LOC: CalSTERS	17,685,000	17,685,000
Irvine Ranch Water District Revenue VRDN, 1.93%, 9/1/06,
LOC: Commerze Bank, AG	1,200,000	1,200,000
Los Angeles County Schools Pooled Financing Program COPs,
3.00%, 6/30/03, FSA Insured	6,000,000	6,078,240
Los Angeles Regional Airports Improvement Corp. Lease Revenue
Bond VRDN, 2.03%, 12/1/25, LOC: Societe Generale	4,950,000	4,950,000
Metropolitan Water District of Southern California VRDN,
1.95%, 7/1/36, BPA: Lloyds TSB Bank plc	2,300,000	2,300,000
Newman Capital Trust Certificates VRDN, 1.43%, 4/1/32,
LOC: FHLMC	10,650,000	10,650,000
Oakland Joint Powers Financing Authority Lease Revenue VRDN,
1.20%, 8/1/21, BPA: Commerze Bank, AG, FSA Insured	6,200,000	6,200,000
Ontario City Revenue VRDN, 1.25%, 10/1/26,
LOC: Union Bank of California, C/LOC: CalSTERS	5,500,000	5,500,000
San Diego City Public Facilities Financing Authority Revenue VRDN,
1.20%, 5/15/20, BPA: Societe Generale	655,000	655,000
Simi Valley MFH Revenue VRDN, 2.00%, 4/1/26,
BPA: Merrill Lynch	4,795,000	4,795,000
State Health Facilities Financing Authority Insured Revenue VRDN,
1.18%, 10/1/22, BPA: Bank One, N.A., MBIA Insured	800,000	800,000
State School Cash Reserve Program Authority Revenue Notes,
3.00%, 7/3/03, FSA Insured	7,500,000	7,598,100
State Transit Finance Authority VRDN, 1.15%, 10/1/27,
BPA: Credit Suisse First Boston, FSA Insured	15,000,000	15,000,000
Statewide Community Development Tax & Revenue Anticipation
Notes, 3.00%, 6/30/03	10,000,000	10,127,400
Statewide Community Development MFH Revenue VRDN,
1.50%, 6/15/33, LOC: Bank of the West	750,000	750,000
Upland Community Redevelopment Agency Revenue VRDN,
1.25%, 2/15/30, CA: FNMA	200,000	200,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Colorado - 4.1%
Central City MFH Revenue VRDN, 1.60%, 12/25/30,
C/LOC: Bank of America	$3,194,000	$3,194,000
Park Creek Tax Increment Revenue VRDN, 1.55%, 12/1/24,
SWAP: AIG	8,100,000	8,100,000
State Housing & Finance Authority Revenue VRDN:
1.75%, 12/1/09, LOC: Key Bank	4,900,000	4,900,000
1.20%, 10/15/16, CA: FNMA	23,960,000	23,960,000
1.25%, 4/1/20, BPA: FHLB	6,945,000	6,945,000
1.25%, 10/1/30, BPA: FHLB	3,050,000	3,050,000
2.65%, 10/1/30, BPA: FHLB	5,475,000	5,475,000

Connecticut - 0.7%
State Health & Educational Facilities Authority Revenue VRDN,
1.00%, 7/1/33	9,600,000	9,600,000

Delaware - 3.5%
State IDA Revenue VRDN, 1.50%, 8/1/29,
GA: Motiva Enterprise, LLC	45,000,000	45,000,000
Wilmington School Project Revenue VRDN, 1.35%, 7/1/31,
LOC: Allied Irish Bank	2,300,000	2,300,000

Florida - 3.6%
Capital Projects Financial Authority Revenue VRDN,
1.25%, 8/1/17, BPA: SunTrust Bank, FSA Insured	2,380,000	2,380,000
Gulf Breeze Public Improvement Revenue VRDN:
1.30%, 12/1/20, BPA: Dexia Credit Local, FGIC Insured	1,575,000	1,575,000
1.30%, 3/31/21, LOC: Bank of America	4,740,000	4,740,000
Hospice of Palm Beach County Revenue VRDN, 1.25%, 10/1/31,
LOC: Northern Trust Co.	4,800,000	4,800,000
Housing Finance Agency Revenue VRDN, 1.40%, 7/1/23,
LOC: Heller Financial, C/LOC: Commerze Bank, AG	8,800,000	8,800,000
Orange County School Board Adjustable COPs, 1.75%, 8/1/27,
BPA: SunTrust Bank, MBIA Insured	3,215,000	3,215,000
Palm Beach County MFH Revenue VRDN, 1.35%, 9/15/28,
CA: FNMA	5,155,000	5,155,000
Pinellas County Health Facility Authority VRDN, 1.85%, 12/1/15,
BPA: SunTrust Bank, AMBAC Insured	17,795,000	17,795,000
State University Athletic Association Capital Improvement Revenue
VRDN, 2.00%, 2/1/20, LOC: SunTrust Bank	400,000	400,000

Georgia - 5.6%
Athens MFH Revenue VRDN, 1.625%, 8/1/05,
LOC: U.S. Bank, N.A.	2,000,000	2,000,000
Atlanta Airport Revenue VRDN, 1.33%, 1/1/30,
BPA: Societe Generale	20,765,000	20,765,000
Clayton County Development Authority Revenue VRDN,
1.40%, 5/1/35, LOC: Commerze Bank, AG	12,000,000	12,000,000
Columbus Downtown Development Authority Revenue VRDN,
1.45%, 8/1/15, LOC: Columbus Bank & Trust	7,385,000	7,385,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Georgia - Cont'd
Franklin County Industrial Building Authority Revenue VRDN,
1.55%, 1/1/07, LOC: Comerica Bank	$1,440,000	$1,440,000
Fulton County IDA Revenue VRDN, 1.45%, 12/1/10,
LOC: Branch Bank & Trust	3,300,000	3,300,000
Jackson County IDA Revenue VRDN, 1.55%, 12/1/24,
LOC: Fleet National Bank	1,365,000	1,365,000
Municipal Gas Authority Revenue VRDN, 1.30%, 11/1/07,
LOC: Bank of America, Bayerishe Landesbank Girozentrale,
J.P. Morgan Chase Bank, and Wachovia Bank, N.A.	12,850,000	12,850,000
State GO Revenue VRDN, 1.35%, 8/1/03, BPA: Lehman Brothers	13,250,000	13,250,000
Warner Robins Downtown Development Authority Revenue VRDN,
1.55%, 9/1/34, LOC: Columbus Bank & Trust	1,300,000	1,300,000

Hawaii - 0.6%
State Housing Finance Revenue VRDN, 1.33%, 7/1/24,
LOC: BNP Paribas	8,400,000	8,400,000

Idaho - 1.6%
State Single Family Housing Revenue VRDN, 1.35%, 7/1/32,
BPA: Bayerishe Landesbank Girozentrale	10,500,000	10,500,000
State Tax Anticipation Notes, 3.00%, 6/30/03	11,000,000	11,147,840

Illinois - 10.3%
Chicago Development Authority Revenue VRDN, 1.48%, 1/1/37,
BPA: Landesbank Baden-Württemberg, FGIC Insured	8,360,000	8,360,000
McLean & Woodford Counties Schools GO Revenue VRDN, 1.30%,
12/1/18, BPA: Svenska Handelsbanke	26,805,000	26,805,000
Rockford Economic Development Revenue VRDN, 2.65%, 12/1/10,
LOC: U.S. Bank, N.A.	1,890,000	1,890,000
State Development Finance Authority Revenue VRDN:
1.25%, 6/1/19, LOC: Northern Trust Co.	5,565,000	5,565,000
1.25%, 4/1/24, LOC: Northern Trust Co.	5,000,000	5,000,000
1.85%, 11/1/31, LOC: American National Bank & Trust	6,900,000	6,900,000
1.25%, 4/1/35, LOC: Northern Trust Co.	5,000,000	5,000,000
State Educational Facilities Authority Revenue VRDN:
1.25%, 10/1/30, LOC: Allied Irish Bank	300,000	300,000
1.20%, 12/1/35, LOC: Harris Trust	31,000,000	31,000,000
State Housing Development Authority Revenue VRDN:
1.34%, 8/1/05, LOC: Bear Stearns Capital Markets	5,690,000	5,690,000
4.25%, 1/1/08, LOC: FHLMC	32,700,000	32,700,000
State Toll Highway Authority Revenue VRDN, 5.75%, 1/1/17,
IA: US Treasury (Prerefunded 1/1/03 (at) 102)	10,000,000	10,381,097

Indiana - 3.5%
City of Rockport AK Steel Corp. Project Revenue VRDN,
1.55%, 6/1/29, LOC: PNC Bank, N.A.	5,000,000	5,000,000
Gibson County Industrial Pollution Control Revenue VRDN,
1.30%, 9/1/31	5,000,000	5,000,000
Indianapolis MFH Revenue VRDN, 1.35%, 12/20/33,
LOC: National City Bank	5,470,000	5,470,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Indiana - Cont'd
Jasper County Industrial Economic Development Revenue VRDN,
1.50%, 2/1/22, C/LOC: Key Bank	$5,275,000	$5,275,000
South Bend MFH Revenue VRDN, 1.50%, 10/1/09, LOC: FHLB	4,170,000	4,170,000
State Development Finance Authority Revenue VRDN, 1.30%, 8/1/31,
LOC: Bank One, N.A.	7,400,000	7,400,000
Terre Haute International Airport Authority Revenue VRDN, 1.63%,
2/1/21, LOC: Old National Bank, C/LOC: Northern Trust Co.	2,200,000	2,200,000
Valparaiso Economic Development Authority Revenue VRDN,
1.55%, 5/1/31, LOC: Marshall & Ilsley Bank	7,000,000	7,000,000
Vigo County Economic Development Revenue VRDN, 1.55%, 5/1/16,
LOC: Old National Bank, C/LOC: FHLB	5,300,000	5,300,000

Iowa - 2.1%
IDA Revenue VRDN, 1.43%, 11/1/17, LOC: Societe Generale	4,770,000	4,770,000
Le Mars IDA Revenue VRDN, 1.50%, 3/1/16, LOC: SunTrust Bank	1,850,000	1,850,000
State School Cash Reserve Program Authority Tax & Revenue
Anticipation Notes, 2.75%, 6/20/03, FSA Insured	22,000,000	22,230,859

Kansas - 0.6%
Mission MFH Revenue VRDN, 1.20%, 9/15/26, CA: Fannie Mae	7,700,000	7,700,000

Kentucky - 3.9%
City of Mayfield Lease Revenue VRDN, 1.35%, 7/1/26,
LOC: PNC Bank, N.A.	6,670,000	6,670,000
Hancock County IDA Revenue VRDN, 1.45%, 6/1/12,
LOC: J.P. Morgan Chase Bank	3,335,000	3,335,000
Hopkinsville IDA Revenue VRDN, 1.65%, 5/1/26,
C/LOC: First Tennessee Bank	2,400,000	2,400,000
Lexington-Fayette Urban County Educational Facilities Revenue
VRDN, 1.25%, 8/1/21, LOC: Fifth Third Bank	7,000,000	7,000,000
State Association of Counties Advanced Revenue Program Tax &
Revenue Anticipation COPs, 3.00%, 6/30/03, BPA: Bank One, N.A.	14,000,000	14,181,160
State Economic Development Authorities Revenue VRDN,
1.33%, 1/1/22, BPA: Credit Suisse First Boston, MBIA Insured	7,400,000	7,400,000
State IDA Revenue VRDN, 1.45%, 2/1/08,
LOC: National City Bank	1,000,000	1,000,000
State Interlocal Schools Transportation Association Tax and Revenue
Anticipation Notes, 3.00%, 6/30/03	10,000,000	10,133,400

Louisiana - 2.8%
New Orleans Aviation Board Revenue VRDN, 1.35%, 8/5/15,
BPA: Dexia Credit Local, MBIA Insured	3,155,000	3,155,000
New Orleans Single Family Housing Revenue VRDN, 2.30%, 6/1/35,
GIC: Bayerishe Landesbank Girozentrale	7,530,000	7,530,000
State Public Facilities Authority Revenue VRDN:
1.40%, 12/1/14, LOC: Regions Bank	2,415,000	2,415,000
1.28%, 9/1/28, LOC: Hibernia, C/LOC: Bank of New York	24,850,000	24,850,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - 0.6%
State Housing & Community Development Administration
Revenue Bond, 1.60%, 12/19/02	$8,000,000	$8,000,000

Massachusetts - 3.7%
Hudson IDA Revenue VRDN, 2.25%, 10/1/13,
LOC: State Street Bank & Trust	830,000	830,000
State GO Revenue VRDN, 1.25%, 1/1/21,
BPA: Landesbank Hessen-Thüringen Girozentrale	3,000,000	3,000,000
State Health & Educational Facilities Authority Revenue VRDN:
1.10%, 1/1/24	6,000,000	6,000,000
1.00%, 7/1/31	40,000,000	40,000,000

Michigan - 3.1%
Kent Hospital Finance Authority LO Revenue VRDN,
1.28%, 11/1/10, LOC: Fifth Third Bank	4,000,000	4,000,000
Oakland University Revenue VRDN, 1.25%, 3/1/31, FGIC Insured	9,000,000	9,000,000
Sault Sainte Marie Tribe Building Revenue VRDN, 1.50%, 6/1/03,
LOC: National City Bank	1,130,000	1,130,000
State Hospital Finance Authorities Revenue VRDN:
1.25%, 8/15/15, LOC: Comerica Bank	4,900,000	4,900,000
1.35%, 12/1/23, LOC: National City Bank	11,330,000	11,330,000
State Municipal Bonds Authority Revenue Notes, 3.50%, 8/22/02,
LOC: J.P. Morgan Chase Bank	10,000,000	10,012,773
State University Revenue VRDN, 1.15%, 8/15/30,
BPA: Dexia Credit Local, MBIA Insured	1,100,000	1,100,000

Minnesota - 0.3%
Cottage Grove Pollution Control Board Revenue VRDN,
1.566%, 8/1/12, LA: 3M Co.	1,100,000	1,100,000
Minneapolis Convention Center Revenue VRDN, 1.20%, 12/1/18,
BPA: Bayer Hypo- und Vereinsbank	3,000,000	3,000,000

Mississippi - 1.4%
State Development Bank Special GO VRDN:
1.48%, 6/1/20, BPA: AmSouth Bank, AMBAC Insured	6,795,000	6,795,000
1.48%, 10/1/20, BPA, AmSouth Bank, AMBAC Insured	12,500,000	12,500,000

Missouri - 0.4%
State Development Finance Board Revenue VRDN, 1.50%, 9/1/08,
LOC: BNP Paribas	3,900,000	3,900,000
State Health & Educational Facilities Authority Revenue VRDN,
1.85%, 6/1/26, LOC: Dexia Credit Local	1,180,000	1,180,000

Nebraska - 0.6%
Lancaster County IDA Revenue VRDN, 1.40%, 8/15/09,
LOC: Wells Fargo Bank, N.A.	1,000,000	1,000,000
State Single Family Housing Revenue VRDN, 1.35%, 9/1/22,
BPA: FHLB	6,505,000	6,505,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Nevada - 0.7%
Clark County Transportation Revenue VRDN, Series A, 1.28%, 7/1/36,
BPA: Landesbank Baden-Württemberg, FGIC Insured	$7,000,000	$7,000,000
Henderson Public Improvement Trust Revenue VRDN, 1.35%, 4/1/07,
LOC: Bank of America	1,800,000	1,800,000

New York - 2.8%
Monroe Tobacco Asset Securitization Corp. Revenue VRDN,
1.33%, 6/1/42, BPA: Merrill Lynch	7,600,000	7,600,000
New York City GO VRDN:
1.80%, 8/1/19, FGIC Insured	5,800,000	5,800,000
1.80%, 8/1/21, LOC: Landesbank Baden-Württemberg	5,600,000	5,600,000
New York City Municipal Water Finance Authority VRDN,
1.80%, 6/15/33, BPA: Dexia Credit Local	9,000,000	9,000,000
New York City Transitional Finance Authority Anticipation Notes,
2.75%, 11/13/02	7,000,000	7,023,638
State Energy Research & Development Authority VRDN,
1.15%, 12/1/26, LOC: Bank One, N.A.	3,000,000	3,000,000

North Carolina - 0.9%
State Capital & Educational Facilities Revenue VRDN,
1.20%, 12/1/31, LOC: Branch Bank & Trust	12,100,000	12,100,000

North Dakota - 0.4%
Traill County Solid Waste Disposal Revenue VRDN,
1.55%, 3/1/13	5,750,000	5,750,000

Ohio - 2.5%
Butler County Healthcare Facilities Revenue VRDN, 1.28%, 9/1/22,
LOC: Fifth Third Bank	5,020,000	5,020,000
Franklin County Hospital Revenue VRDN, 1.43%, 6/1/17,
BPA: Salomon Smith Barney Holdings, Inc.,
GA: Salomon Smith Barney Holdings, Inc.	10,000,000	10,000,000
State Environmental Improvement Revenue VRDN, 1.38%, 12/1/26,
LOC: J.P. Morgan Chase Bank	2,970,000	2,970,000
State Higher Educational Facilities Authority Revenue VRDN,
1.55%, 9/1/26, LOC: Fifth Third Bank	15,500,000	15,500,000

Oklahoma - 0.7%
Pittsburg County IDA Revenue VRDN, 1.60%, 10/1/21,
LOC: PNC Bank, N.A.	5,000,000	5,000,000
Tulsa IDA Revenue VRDN, 2.25%, 11/1/02,
LOC: St John's Medical Center	5,000,000	5,000,000

Oregon - 0.7%
Oregon State Tax Anticipation Notes, 3.25%, 5/1/03	10,000,000	10,102,028

	Principal
Municipal Obligations - Cont'd	Amount	Value
Pennsylvania - 3.8%
Allegheny County IDA Anticipation Notes, 2.05%, 5/1/03,
LOC: PNC Bank, N.A.	$4,250,000	$4,250,000
Delaware County Authority Revenue VRDN, 1.35%, 7/1/14,
LOC: PNC Bank, NA	8,100,000	8,100,000
Emmaus General Authority Revenue VRDN, 1.30%, 3/1/24,
GIC: Goldman Sachs	15,000,000	15,000,000
Harrisburg Authority Revenue VRDN, 1.18%, 3/1/34,
LOC: Bayer Hypo- und Vereinsbank	16,585,000	16,585,000
Huntingdon County General Authority Anticipation Notes,
2.05%, 5/1/03, LOC: PNC Bank, N.A.	3,250,000	3,250,000
Philadelphia MFH Redevelopment Authority Revenue VRDN,
1.30%, 12/1/09, LOC: HSBC Bank	2,550,000	2,550,000
West Cornwall Township Municipal Authority Revenue VRDN,
1.30%, 3/1/16, LOC: Wachovia Bank, N.A.	1,490,000	1,490,000

Puerto Rico - 0.2%
Commonwealth Electric Power Authority VRDN:
1.13%, 7/1/16, GA: Merrill Lynch	1,750,000	1,750,000
1.14%, 7/1/22, BPA: Societe Generale	1,350,000	1,350,000

South Carolina - 0.4%
Dorchester County IDA Revenue VRDN, 1.74%, 10/1/24,
LOC: Bayerische Hypo- und Vereinsbank	5,100,000	5,100,000

Tennessee - 5.7%
Coffee County IDA Revenue VRDN, 1.43%, 5/1/12,
LOC: Bank of America	3,530,000	3,530,000
Knox County Health Educational & MFH Board Revenue VRDN,
1.55%, 12/1/29, LOC: First Tennessee Bank	4,500,000	4,500,000
Knoxville Utilities Board Revenue VRDN, 1.85%, 1/15/05,
BPA: SunTrust Bank, FSA Insured	1,000,000	1,000,000
Loudon Industrial Development Board Revenue VRDN,
1.55%, 4/1/13, LOC: Bank One, N.A.	3,500,000	3,500,000
Memphis-Shelby County Airport Authority Revenue VRDN,
1.45%, 9/1/12, SWAP: Lehman Brothers	4,975,000	4,975,000
Memphis-Shelby County IDA Revenue VRDN, 1.33%, 3/1/24,
LOC: National Bank of Commerce, TN	12,155,000	12,155,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Tennessee - Cont'd
Sevier County Public Building Authority Revenue VRDN:
1.25%, 6/1/03, BPA: KBC Bank NV, AMBAC Insured	$5,380,000	$5,380,000
1.25%, 6/1/10, BPA: KBC Bank NV, AMBAC Insured	525,000	525,000
1.25%, 6/1/12, BPA: KBC Bank NV, AMBAC Insured	555,000	555,000
1.25%, 6/1/14, BPA: Landesbank Hessen-Thüringen Girozentrale,
AMBAC Insured	345,000	345,000
1.25%, 6/1/17, BPA: KBC Bank NV, AMBAC Insured	500,000	500,000
1.25%, 6/1/18, BPA: Landesbank Hessen-Thüringen Girozentrale,
AMBAC Insured	13,705,000	13,705,000
1.25%, 6/1/19, BPA: Landesbank Hessen-Thüringen Girozentrale,
AMBAC Insured	3,100,000	3,100,000
1.25%, 6/1/20, BPA: Landesbank Hessen-Thüringen Girozentrale,
AMBAC Insured	3,630,000	3,630,000
1.90%, 6/1/20, BPA: J.P. Morgan Chase Bank, AMBAC Insured	285,000	285,000
1.25%, 6/1/21, BPA: Landesbank Hessen-Thüringen Girozentrale,
AMBAC Insured	5,000,000	5,000,000
1.90%, 6/1/25, BPA: J.P. Morgan Chase Bank, AMBAC Insured	1,900,000	1,900,000
1.25%, 6/1/30, BPA: KBC Bank NV, AMBAC Insured	3,105,000	3,105,000
Shelby County Health Educational & Housing Facilities Board
Revenue VRDN:
1.33%, 5/1/16, LOC: Allied Irish Bank	3,700,000	3,700,000
1.33%, 6/1/26, LOC: Allied Irish Bank	4,900,000	4,900,000

Texas - 2.4%
Brazos River Revenue VRDN, 1.35%, 5/1/36	7,000,000	7,000,000
State Higher Education Authority Revenue VRDN, 1.30%, 12/1/27,
BPA: SLMA, MBIA Insured	9,300,000	9,300,000
State Tax & Revenue Anticipation Notes, 3.75%, 8/29/02	12,500,000	12,535,904
Tarrant County IDA Revenue VRDN, 1.48%, 9/1/27, C/LOC: FHLB	4,000,000	4,000,000

Utah - 2.3%
Municipal Securities Trust Certificates Revenue VRDN,
1.45%, 5/6/13, LOC: Bear Stearns Capital Markets	30,590,000	30,590,000

Vermont - 0.5%
State Educational & Health Buildings Finance Agency Revenue VRDN:
1.57%, 11/1/21, LOC: Huntington National Bank	5,150,000	5,150,000
1.30%, 10/1/30, LOC: LaSalle Bank	935,000	935,000

Virginia - 0.8%
Henrico County IDA Revenue VRDN, 1.45%, 10/1/08,
LOC: UFJ Bank Ltd., C/LOC: U.S. Bank, N.A.	2,500,000	2,500,000
Portsmouth IDA Revenue VRDN, 1.30%, 11/1/27,
LOC: Bank of America	250,000	250,000
Suffolk IDA Revenue VRDN, 1.35%, 10/1/31,
LOC: Branch Bank & Trust	8,500,000	8,500,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Washington - 1.2%
State GO Bonds, 5.50%, 1/1/03	$9,655,000	$9,820,360
State Housing Finance Commission Revenue VRDN, 1.35%, 7/1/25,
LOC: FHLMC	6,900,000	6,900,000

West Virginia - 1.5%
Harrison County IDA Revenue VRDN, 1.35%, 6/1/14,
LOC: Wachovia Bank, N.A.	4,140,000	4,140,000
Putnam County Solid Waste Disposal Revenue VRDN,
1.30%, 4/1/30	15,500,000	15,500,000

Wisconsin - 1.5%
Grafton IDA Revenue VRDN, 1.55%, 12/1/17,
LOC: U.S. Bank, N.A.	2,570,000	2,570,000
Milwaukee School Revenue Anticipation Notes, 3.25%, 8/29/02	10,000,000	10,012,327
State Health & Educational Facilities Authority Revenue VRDN,
1.25%, 11/01/23, LOC: U.S. Bank, N.A.	8,000,000	8,000,000

Other - 3.4%
ABN Amro Chicago Corp. LeaseTOPS Trust Certificates VRDN:
1.58%, 7/7/04, BPA: LaSalle Bank	10,407,691	10,407,691
1.33%, 3/1/10, BPA: ABN Amro Bank NV	9,585,000	9,585,000
IBM Tax Exempt Grantor Trust, 1.48%, 2/15/06, GA: Merrill Lynch	3,707,135	3,707,135
Pitney Bowes Credit Corp. LeaseTOPS Trust Certificates VRDN,
2.40%, 3/9/05, BPA: Pitney Bowes Credit Corp., AMBAC Insured	7,744,732	7,744,732
Roaring Fork Single Family Mortgage Program VRDN,
2.00%, 5/29/03, LOC: Bank of New York	14,000,000	14,000,000

TOTAL INVESTMENTS (Cost $1,373,915,183) - 101.8%		1,373,915,183
Other assets and liabilities, net - (1.8%)		(24,090,288)
Net Assets - 100.0%		$1,349,824,895

Net Assets Consist Of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class O: 1,195,677,214 shares outstanding		$1,195,564,866
Institutional Class: 121,563,350 shares outstanding		121,560,527
Class T: 32,628,769 shares outstanding		32,628,769
Undistributed net investment income		77,788
Accumulated net realized gain (loss) on investments		(7,055)

Net Assets		$1,349,824,895

Net Asset Value Per Share
Class O (based on net assets of $1,195,682,228)		$1.00
Institutional Class (based on net assets of $121,510,423)		$1.00
Class T (based on net assets of $32,632,244)		$1.00

See notes to financial statements.

Limited-Term Portfolio

statement of net assets

June 30, 2002
	Principal
Municipal Obligations - 100.7%	Amount	Value
Alabama - 2.4%
Athens IDA Pollution Control Revenue VRDN, 4.25%, 6/1/05,
LOC: UFJ Bank, Ltd.	$3,500,000	$3,500,000
Birmingham Public Educational Building Authority Revenue VRDN,
1.45%, 6/1/30, LOC: Wachovia Bank N. A.	7,260,000	7,260,000
Calhoun County Economic Development Council Development
Revenue VRDN, 1.45%, 5/1/10, LOC: SouthTrust Bank, AL	2,800,000	2,800,000
Colbert County Industrial Development Board Revenue VRDN,
1.55%, 10/1/11, LOC: SouthTrust, Al	440,000	440,000
Columbia Industrial Development Board Pollution Control Revenue
VRDN, 1.85%, 6/1/22	2,900,000	2,900,000
Housing Finance Authority Revenue Bonds, 4.25%, 9/1/30,
LOC: Colonial Bank	3,215,000	3,214,550
Housing Finance Authority VRDN, 2.35%, 12/1/30,
LOC: Colonial Bank	6,410,000	6,410,000
Mobile County IDA Revenue VRDN, 1.55%, 4/1/20,
LOC: SouthTrust Bank, AL	700,000	700,000
Montgomery IDA Revenue VRDN, 1.55%, 10/1/07,
C/LOC: SunTrust Bank	1,000,000	1,000,000

Alaska - 0.3%
Valdez, Alaska Marine Terminal Revenue Bonds, 3.00%, 3/1/35	3,000,000	2,996,460

Arizona - 1.5%
Pinal County IDA Pollution Control Revenue VRDN,
1.85%, 12/1/09, LOC: ABN AMRO Bank NV	13,000,000	13,000,000
Yavapai County IDA Solid Waste Disposal Revenue Bonds,
4.625%, 6/1/27	4,000,000	3,998,040

Arkansas - 0.6%
Fort Smith Sales Tax Revenue Bonds, 3.50%, 12/1/11	5,380,000	5,391,190
State Development Finance Authority Revenue VRDN,
2.50%, 11/1/36, LOC: First Tennessee Bank	1,525,000	1,525,000

California - 15.7%
Alameda-Contra Costa Schools Financing Authority Adjustable COPs,
1.15%, 8/1/24, BPA: Dexia Credit Local, AMBAC Insured	1,235,000	1,235,000
Alameda County IDA Industrial Revenue VRDN, 1.5%, 3/1/28,
LOC: Bank of the West	6,150,000	6,150,000
Avalon Community Improvement Agency Tax Allocation Revenue
VRDN, 2.15%, 8/1/24, LOC: Union Bank of California	1,205,000	1,205,000
Community College Financing Authority Tax & Revenue
Anticipation Notes Series - B, 3.00%, 7/31/03, FSA Insured	3,500,000	3,549,875
Gardena Financing Agency Revenue VRDN, 4.55%, 9/1/11,
LOC: Mizuho Bank Ltd.	100,000	100,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
California - Cont'd
Health Facilities Financing Authority Insured Revenue VRDN,
1.18%, 10/1/22, BPA: Bank One, N.A., MBIA Insured	$1,000,000	$1,000,000
Housing Finance Agency Home Ownership & Home Improvement
Revenue VRDN, 1.96%, 8/1/32,
BPA: Bank of New York MBIA Insured	10,100,000	10,100,000
Inland Valley Development Agency Tax Allocation VRDN,
1.35%, 3/1/27, C/LOC: CalSters, LOC: Union Bank, California.	11,300,000	11,300,000
Long Beach Harbor Revenue Bonds, 4.00%, 5/15/27,
BPA: JP Morgan Chase Bank, MBIA Insured	24,000,000	24,681,600
Los Angeles Regional Airports Improvement Corp. Lease
Revenue Bond VRDN, 2.03%, 12/1/25, LOC: Societe Generale	7,500,000	7,500,000
Metropolitan Water District Waterworks Revenue Bonds,
5.95%, 8/5/22, IA: Escrowed/Slugs (Prerefunded 2/7/03 (at) 102)	22,300,000	23,322,009
Newman Capital Trust Certificates VRDN, 1.43%, 4/1/32,
LOC: FHLMC	1,400,000	1,400,000
Oakland Joint Powers Financing Authority Lease Revenue VRDN,
1.20%, 8/1/21, BPA: Commerze Bank, AG, FSA Insured	500,000	500,000
Sacramento County Tax & Revenue Anticipation Notes,
3.00%, 8/1/03	25,000,000	25,365,500
San Bernardino County Adjustable COPs, 1.22%, 8/1/26,
BPA: Landesbank Hessen Thuringen, MBIA Insured	1,000,000	1,000,000
School Cash Reserve Program Authority Revenue Notes, 3.00%, 7/3/03,
FSA Insured	7,500,000	7,598,100
Statewide Community Development MFH Special Tax Revenue Notes:
6.25%, 8/1/31	15,385,000	15,385,000
1.50%, 6/15/33, LOC: Bank of the West	6,750,000	6,750,000
6.25%, 1/1/37	16,750,000	16,749,833
State GO Bonds, 1.68%, 6/1/09, BPA: Merrill Lynch	17,000,000	17,000,000

Colorado - 1.7%
Denver City & County Airport Revenue Bonds:
4.50%, 11/15/02, IA: Escrowed/Slugs, FGIC Insured	12,000,000	12,128,760
6.75%, 11/15/22, IA: Escrowed/Treasury (Prerefunded 11/15/02 (at) 102)	1,995,000	2,072,326
Lakewood IDA Revenue VRDN, 2.20%, 8/1/07, LOC: U.S. Bank, NA	1,860,000	1,860,000
Park Creek Tax Increment Revenue VRDN, 1.55%, 12/1/24,
SWAP: AIG	600,000	600,000
Pitkin County, 1.85%, 4/1/16, LOC: Bank One, NA	3,000,000	3,000,000

Connecticut - 0.7%
State Health & Educational Facilities Authority Revenue VRDN,
1.00%, 7/1/33	8,000,000	8,000,000

Delaware - 0.3%
Wilmington School Project Revenue VRDN, 1.35%, 7/1/31,
LOC: Allied Irish Bank	3,700,000	3,700,000

District of Columbia - 0.4%
Housing Finance Authority Revenue VRDN, 3.00%, 12/1/04,
GIC: CDC Funding Corp.	2,500,000	2,499,850
Metropolitan Washington Airports Authority, 4.50%, 10/1/04,
FGIC Insured	2,440,000	2,554,924

	Principal
Municipal Obligations - Cont'd	Amount	Value
Florida - 3.6%
Gulf Breeze Public Improvement Revenue VRDN, 1.30%, 3/31/21,
LOC: Bank of America	$2,955,000	$2,955,000
Lee County GO Bonds, 5.00%, 10/1/04, MBIA Insured	4,965,000	5,251,977
Palm Beach Housing Finance Authority Mallards Cove Revenue
VRDN, 3.0875%, 3/1/22, LOC: Wachovia Bank N.A.	4,610,000	4,610,000
Pinellas County Healthcare Facilities Authority Revenue VRDN,
1.85%, 12/1/15, BPA: SunTrust Bank, AMBAC Insured	13,700,000	13,700,000
State Department of Environmental Protection Revenue Bonds,
4.00%, 7/1/04, FSA Insured	14,285,000	14,830,258

Georgia - 4.1%
Atlanta Water & Sewer Revenue Bonds, 4.75%, 1/1/23,
IA: Escrowed/Treasury	14,315,000	15,181,487
Columbus Downtown IDA Revenue Bonds, 6.50%, 7/1/29	3,900,000	3,765,567
Coweta County Development Authority Revenue VRDN,
2.35%, 11/1/25, LOC: Colonial Bank	4,370,000	4,370,000
De Kalb County Development Authority Revenue VRDN,
1.90%, 4/1/09, GA: General Motors	9,650,000	9,650,000
Fulton County Development Authority Pollution Control Revenue
VRDN, 1.90%, 4/1/10, GA: General Motors	7,400,000	7,400,000
Municipal Gas Authority Revenue VRDN, 1.30%, 11/1/07,
LOC: Bank of America, JP Morgan Chase Bank, Wachovia Bank N.A.	1,200,000	1,200,000
Southeast Georgia Regional Development Authority, 1.50%, 6/1/17,
C/LOC: Bayer Hypo-und Verinsbank	4,500,000	4,500,000
Waycross and Ware County Development Authority Revenue Bonds
VRDN, 2.35%, 5/1/31, LOC: Colonial Bank	1,685,000	1,685,000

Hawaii - 1.6%
Honolulu MFH Revenue VRDN, 2.30%, 6/1/20,
LOC: Bank of Hawaii	8,500,000	8,500,000
State Department Budget and Finance VRDN:
2.40%, 7/1/04, LOC: Bank of Hawaii, FGIC Insured	2,600,000	2,600,000
4.35%, 7/1/05, LOC: Bank of Hawaii, FGIC Insured	1,300,000	1,300,000
4.60%, 12/1/21, LOC: Union Bank of California	5,632,500	5,632,500

Idaho - 0.9%
State Tax Anticipation Notes, 3.00%, 6/30/03	10,000,000	10,134,400

Illinois - 4.7%
Arlington Heights MFH VRDN, 2.45%, 5/1/24,
LOC: Heller Financial	4,230,000	4,230,000
Development Finance Authority Revenue Bonds:
4.55%, 12/1/09, LOC: Mizuho Bank Ltd.	8,000,000	8,000,000
4.55%, 9/5/11, LOC: Mizuho Bank Ltd.	7,000,000	7,000,000
GO Bonds, 5.00%, 4/1/04	5,000,000	5,254,200
Health Facilities Authority Revenue VRDN, 1.85%, 8/15/25,
BPA: Northern Trust Co.	3,000,000	3,000,000
Metropolitan Pier & Exposition Authority Revenue Bonds,
6.50%, 6/15/27, IA: Escrowed / Treasury (Prerefunded 6/15/03 (at) 102)	8,260,000	8,814,907
State Educational Facilities Authority Revenue VRDN, 1.25%, 10/1/30,
LOC: Allied Irish Bank	10,700,000	10,700,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Illinois - Cont'd
Quincy University Revenue VRDN, 1.40%, 6/1/22,
LOC: Allied Irish Bank	$7,000,000	$7,000,000

Indiana - 2.1%
Development Finance Authority Economic Revenue VRDN,
2.50%, 5/1/21, LOC: Old National Bank	1,500,000	1,500,000
Noblesville High School Building Corp. Revenue Bonds,
5.75%, 2/15/15, IA: Escrowed/Treasury (Prerefunded 8/15/03 (at) 103)	13,500,000	14,376,420
Portage Industrial Pollution Control Revenue VRDN,
4.45%, 5/1/18, LOC, Bank of Tokyo-Mitsubishi, Ltd.	5,150,000	5,150,000
Spencer County Industrial Pollution Control Revenue VRDN,
4.45%, 11/1/18, LOC: Mizuho Bank, Ltd.	3,680,000	3,680,000

Iowa - 0.9%
State School Cash Anticipation Program Authority Notes,
2.75%, 6/20/03, FSA Insured	10,000,000	10,104,936

Kentucky - 2.6%
Asset Liability Commission General Fund Revenue Bonds,
3.50%, 11/1/03	8,860,000	8,986,875
Maysville Industrial Building Revenue VRDN, 1.85%, 5/1/06,
C/LOC: Bank of New York, LOC: UFJ Bank, Ltd.	5,740,000	5,740,000
Russell Bon Secours Health System Revenue Bonds, 5.85%, 11/15/05	10,000,000	10,462,100
State Interlocal Schools Transportation Association Tax and Revenue
Anticipation Notes, 3.00%, 6/30/03	5,000,000	5,066,700

Louisiana - 5.3%
Caddo Parish Industrial Development Board, Pollution Control
Revenue VRDN, 1.90%, 5/1/04, GA: General Motors	5,100,000	5,100,000
Local Government Environmental Facilities Revenue Bonds:
6.25%, 7/1/02	5,400,000	5,402,106
6.25%, 3/1/03	16,000,000	16,000,000
Orleans Levee District Revenue VRDN, 4.23%, 10/1/17,
LOC: Mizuho Bank Ltd.	24,155,000	24,155,000
Public Facilities Authority Revenue VRDN, 1.28%, 9/1/28,
C/LOC, Bank of New York, LOC: Hibernia	4,650,000	4,650,000
State Housing Finance Agency Mortgage Revenue VRDN,
1.79875%, 6/1/32	5,500,000	5,500,000

Maryland - 1.5%
Baltimore Revenue Bonds, 3.7145%, 12/1/09	5,753,655	5,753,655
Montgomery County GO Bonds, 4.75%, 2/1/04	7,000,000	7,314,930
State Health & Higher Educational Facilities Authority Revenue VRDN:
1.20%, 1/1/29, LOC: Bank of America	1,075,000	1,075,000
1.35%, 4/1/31, LOC: Allfirst Bank	3,650,000	3,650,000

Michigan - 3.5%
Detroit Water Supply System Revenue VRDN, 1.20%, 7/1/29,
BPA: FGIC Securities Purchase, Inc. FGIC Insured	20,500,000	20,500,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Michigan - Cont'd
State Strategic Fund Pollution Control Revenue VRDN,
2.25%, 9/1/11	$11,400,000	$11,400,000
Wayne County Community College GO Bonds:
3.50%, 7/1/03, FGIC Insured	4,250,000	4,332,578
4.50%, 7/1/04, FGIC Insured	4,000,000	4,194,280

Minnesota - 3.5%
Shakopee Health Care Facility Revenue Bonds:
6.50%, 10/1/20	2,685,000	2,688,491
6.50%, 10/1/30	3,380,000	3,380,000
State GO Bonds, 4.00%, 8/1/04	19,605,000	20,401,159
State Higher Education Facilities Authority Revenue VRDN,
1.35%, 4/1/27, LOC: Allied Irish Bank	4,000,000	4,000,000
St. Paul Port Authority Revenue Bonds:
3.50%, 7/1/12	6,125,000	6,072,019
VRDN, 1.88%, 6/1/19	3,545,000	3,545,000

Mississippi - 1.0%
Roaring Fork Single Family Mortgage Program VRDN,
2.00%, 12/1/33, BPA: Bank of New York	9,190,000	9,190,000
State Development Bank Special GO VRDN, 1.48%, 6/1/20,
BPA: AmSouth Bank, AMBAC Insured	2,910,000	2,910,000

Missouri - 1.0%
State Development Finance Board Revenue VRDN, 1.50%, 9/1/08,
LOC: BNP Paribas	100,000	100,000
State Health & Educational Facilities Authority Revenue VRDN,
1.95%, 8/15/24, LOC: Firstar Bank, Milwaukee	1,710,000	1,710,000
St. Louis IDA Revenue VRDN, 2.55%, 1/1/21,
LOC: Banca Nazionale Del Lavaro	9,300,000	9,300,000

Nevada - 0.5%
Clark County Special Improvement VRDN, 2.00%, 2/1/21,
LOC: Bayer Hypo-und Vereinsbank	5,400,000	5,400,000

New Mexico - 0.6%
State GO Bonds:
5.00%, 3/1/04	3,450,000	3,620,740
5.00%, 9/1/04	3,000,000	3,188,280

New York - 6.6%
New York City GO Bonds:
5.75%, 2/1/04	5,250,000	5,527,410
5.50%, 2/15/04	3,000,000	3,150,450
5.00%, 8/1/04	4,000,000	4,211,080
5.00%, 8/1/05	9,400,000	9,961,462
VRDN, 1.75%, 8/1/17, LOC: JP Morgan Chase Bank	1,300,000	1,300,000
VRDN, 1.80%, 8/1/19, BPA: FGIC Securities Purchase, Inc.,
FGIC Insured	3,000,000	3,000,000
VRDN, 1.15%, 2/1/20, BPA: FGIC Securities Purchase, Inc.,
FGIC Insured	4,200,000	4,200,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Monroe Tobacco Asset Securitization Corp. Revenue VRDN,
1.33%, 6/1/42, BPA, Merrill Lynch	$3,395,000	$3,395,000
New York City IDA VRDN, 4.50%, 11/1/15, LOC: Mizuho Bank, Ltd.	34,800,000	34,800,000
New York City Municipal Water & Sewer Systems Finance Authority
Revenue VRDN, 1.80%, 6/15/33, BPA: Dexia Credit Local	6,400,000	6,400,000

North Carolina - 0.6%
Buncombe County Industrial Facilities & Pollution Control Financing
Authority Revenue VRDN, 2.15%, 1/1/06	6,500,000	6,500,000

North Dakota - 0.4%
Three Affiliated Tribes of the Fort Berthold Reservation
Revenue Bonds, 6.25%, 11/1/19	4,855,000	4,895,685

Oklahoma - 2.6%
Housing Assistance Corp. Mortgage Revenue Bonds, 6.05%, 6/1/03,
IA: FGIC	4,000,000	4,001,200
State Housing Development Authority Revenue Bonds,
5.30%, 11/1/05	5,625,000	5,953,444
Tulsa MFH Revenue Bonds:
6.25%, 10/1/02	6,450,000	6,453,741
VRDN, 6.25%, 10/15/02	14,200,000	14,200,000

Pennsylvania - 1.5%
Harrisburg Authority Revenue VRDN, 1.18%, 3/1/34,
LOC: Bayer Hypo und Vereinsbank	12,660,000	12,660,000
Lehigh County General Purpose Authority, VRDN, 2.00%, 7/1/28,
BPA: JP Morgan Chase Bank, AMBAC Insured	2,200,000	2,200,000
Philadelphia Redevlopment Authority Revenue Bonds, 5.10%, 12/1/03,
FGIC Insured	2,000,000	2,004,580

Puerto Rico - 0.2%
Electric Power Authority GO VRDN:
1.13%, 7/1/16, BPA: Merrill Lynch	1,050,000	1,050,000
1.14%, 7/1/22, BPA: Societe Generale	1,050,000	1,050,000

Rhode Island - 1.0%
GO Bonds, 5.00%, 12/1/03, FSA Insured	4,000,000	4,183,440
State Housing & Mortgage Financing Corp. Revenue Bonds,
5.00%, 10/1/02, GIC: Caisse des depots	7,000,000	7,060,900

South Carolina - 2.7%
Greenwood County Hospital Revenue VRDN, 1.25%, 10/1/23,
BPA: Wachovia Bank & Trust, MBIA Insured	4,900,000	4,900,000
State Housing Finance & Development Authority Revenue VRDN,
6.25%, 7/1/02	16,300,000	16,306,520
State Jobs-Economic Development Authority Health Revenue Bonds,
6.50%, 10/1/04	6,750,000	6,656,242
State Jobs-Economic Development Authority Health Revenue VRDN,
1.40%, 7/1/12, LOC: Wachovia Bank, N.A.	3,700,000	3,700,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Tennessee - 2.0%
Sevier County Public Building Authority Revenue VRDN:
1.25%, 6/1/10, BPA: KBC Bank, NV, AMBAC Insured	$1,880,000	$1,880,000
1.25%, 6/1/12, BPA: KBC Bank, NV, AMBAC Insured	2,790,000	2,790,000
1.25%, 6/1/14, BPA: Landesbank Hessen-Thuringen, AMBAC Insured	2,540,000	2,540,000
1.25%, 6/1/17, BPA: KBC Bank, NV, AMBAC Insured	2,700,000	2,700,000
1.25%, 6/1/17, BPA: Landesbank Hessen-Thuringen, AMBAC Insured	3,500,000	3,500,000
1.25%, 6/1/18, BPA: Landesbank Hessen-Thuringen, AMBAC Insured	1,925,000	1,925,000
1.25%, 6/1/19, BPA: Landesbank Hessen-Thuringen, AMBAC Insured	2,200,000	2,200,000
1.25%, 6/1/20, BPA: Landesbank Hessen-Thuringen, AMBAC Insured	285,000	285,000
1.90%, 6/1/20, BPA: JP Morgan Chase Bank, AMBAC & FSA Insured	3,180,000	3,180,000
1.25%, 6/1/30, BPA: KBC Bank, NV, AMBAC Insured	1,965,000	1,965,000

Texas - 6.3%
Bexar County Housing Finance Corp. MFH Revenue VRDN,
1.43%, 5/1/30, LOC: Heller Financial	3,710,000	3,710,000
El Paso County Housing Finance Corp. MFH Revenue Notes,
6.25%, 8/1/02	10,000,000	10,004,300
Harris County Finance Corp. MFH Revenue VRDN,
1.43%, 6/1/30, LOC: Heller Financial	5,500,000	5,500,000
Red River Educational Finance Revenue Bonds, 3.40%, 12/1/31,
LOC: Allied Irish Bank	2,500,000	2,540,875
State Tax & Revenue Anticipation Notes, 3.75%, 8/29/02	11,650,000	11,683,711
Tarrant County Health Facilities Development Authority Corp.
Revenue Bonds, 6.25%, 4/1/32	12,935,000	12,934,741
Tarrant County Housing Finance Corp. Revenue Bonds:
6.25%, 9/1/02	13,100,000	13,096,463
6.25%, 10/1/02	6,000,000	6,006,540
6.25%, 7/1/03	7,450,000	7,448,510

Vermont - 3.5%
State Education & Health Buildings Financing Agency Revenue VRDN:
1.70%, 11/1/21, LOC: Huntington National Bank	650,000	650,000
1.30%, 10/1/30, C/LOC: LaSalle Bank	3,485,000	3,485,000
1.25%, 12/1/30, BPA: J.P. Morgan Chase Bank, AMBAC Insured	125,000	125,000
1.30%, 4/1/32, BPA: Fleet National Bank,
Radian Asset Assurance Insured	11,000,000	11,000,000
State Industrial Redevelopment Revenue VRDN, 2.00%, 12/1/04,
LOC: Fleet National Bank	130,000	130,000
State Student Assistance Corp. Education Loan Revenue Bonds,
2.25%, 12/15/02	8,520,000	8,520,000
1.95%, 12/16/02	16,860,000	16,860,000

Virginia - 4.3%
Chesterfield County IDA Bon Secours Revenue VRDN,
5.70%, 11/15/30	6,000,000	6,235,500
Henrico County Economic Development Authority Revenue VRDN,
5.75%, 11/15/30	7,000,000	7,394,520
Louisa IDA Solid Waste Disposal Revenue Bonds:
3.15%, 9/1/30	7,200,000	7,210,008
3.40%, 3/01/31	13,000,000	12,955,540
Roanoke IDA Revenue VRDN, 2.15%, 12/1/13	10,000,000	10,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Virginia - Cont'd
State Housing Development Authority Revenue Bonds,
3.75%, 1/1/05	$6,160,000	$6,288,806

Washington - 3.3%
Munimae Trusts:
4.60%, 1/13/11, BPA & CA: FHLMC	7,045,000	7,210,769
4.60%, 12/16/16, BPA & CA: FHLMC	7,805,000	7,990,135
State GO Bonds, 4.50%, 1/1/04, FSA Insured	7,070,000	7,333,428
State MFH Revenue VRDN, 1.35%, 7/1/25, LOC: FHLMC	1,400,000	1,400,000
State Housing Finance Commission Revenue VRDN:
1.85%, 1/1/21, LOC: U.S. Bank, N.A.	8,000,000	8,000,000
1.90%, 6/1/27, LOC, US Bank, N.A.	1,885,000	1,885,000
State Public Power Supply System Revenue Bonds:
4.80%, 7/1/04, MBIA Insured	2,175,000	2,291,210
5.50%, 7/1/04, FSA Insured	2,000,000	2,134,260

West Virginia - 2.0%
Economic Development Authority Commercial Revenue Bonds,
8.00%, 4/1/25	23,000,000	22,577,950

Wisconsin - 0.9%
Ladysmith Solid Waste Disposal Facilities Revenue VRDN,
4.50%, 3/1/28, LOC, Union Bank of California	4,590,000	4,590,000
State GO Bonds, 7.75%, 11/1/04	5,000,000	5,633,200

Other - 1.8%
ABN AMRO Chicago Corp. LeaseTOPS Trust Certificates,
1.58%, 7/7/04, BPA: LaSalle Bank	5,306,791	5,306,791
ABN AMRO MuniTops Certificate Trust VRDN, 1.33%, 3/1/10,
BPA: ABN AMRO Bank, N.V.	8,000,000	8,000,000
IBM Tax Exempt Grantor Trust, 1.48%, 2/15/06, GA, Merrill Lynch	1,089,425	1,089,425
Pitney Bowes Credit Corporation LeaseTOPS Trust Certificate VRDN,
2.15%, 7/19/06, BPA: Pitney Bowes Credit	7,000,000	7,016,100

TOTAL INVESTMENTS (Cost $1,160,770,997) - 100.7%		1,163,232,518
Other assets and liabilities, net - (0.7%)		(8,489,460)
Net Assets - 100%		$1,154,743,058

Net Assets Consist of :
Paid in capital applicable to 107,797,512 shares of beneficial interest,
unlimited number of no par shares authorized:		$1,152,154,981
Undistributed net investment income		96,477
Accumulated realized gain (loss) on investments		30,079
Net unrealized appreciation (depreciation) on investments		2,461,521

Net Assets		$1,154,743,058

Net Asset Value Per Share		$10.71

See notes to financial statements.

Long-Term Portfolio

Statement of Net assets

June 30, 2002
	Principal
Municipal Obligations - 102.0%	Amount	Value
Alaska - 3.1%
International Airports Revenue Bonds, 5.125%, 10/1/12,
AMBAC Insured	$1,985,000	$2,074,702

Arizona - 7.1%
Maricopa County School District 69 GO Bonds, 6.25%, 7/1/14,
FSA Insured	2,000,000	2,362,820
Phoenix Civic Improvement Corp. Water Disposal & Pollution
Abatement, 5.75%, 7/1/14, FGIC Insured	2,190,000	2,404,927

California - 1.1%
San Marcos Public Facilities Authority Revenue Bonds,
Zero Coupon, 1/1/15	1,310,000	724,653

Florida - 15.7%
Dade County GO Bonds, 7.75%, 10/1/18, AMBAC Insured	2,000,000	2,671,380
Dade County IDA Revenue Bonds, 8.00%, 6/1/22	1,440,000	1,472,299
Reedy Creek Improvement District, 5.00%, 6/1/17, AMBAC Insured	2,000,000	2,052,060
Seminole County Water & Sewer Revenue Bonds, 5.375%, 10/1/22	1,300,000	1,332,552
State Board of Education, 5.125%, 6/1/29, FGIC Insured	3,000,000	2,984,700

Illinois - 7.4%
Development Finance Authority Revenue Bonds, 5.75%, 5/15/14,
MBIA Insured	2,000,000	2,135,720
Metropolitan Pier & Exposition Authority Dedicated State Tax
Revenue Bonds, 5.75%, 6/15/41, MBIA Insured	500,000	523,135
Schaumburg Park District, 5.50%, 12/1/15, MBIA Insured	1,000,000	1,078,480
Student Assistance Community Student Loan Revenue Bonds,
5.10%, 9/1/08	1,135,000	1,203,929

Indiana - 1.9%
Hamilton Heights Independent School Corp. Revenue Bonds,
5.25%, 7/15/13, AMBAC Insured	1,195,000	1,275,627

Louisiana - 3.7%
Local Government Environmental Facilities Revenue Bonds,
6.30%, 7/1/30, AMBAC Insured	1,000,000	1,144,760
Public Facility Authority MFH Revenue Bonds, 7.00%, 6/1/24	1,575,000	1,322,685

Maryland - 3.3%
Cambridge Economic Development Revenue Bonds, 8.50%, 4/1/14	2,100,000	2,200,905

Massachusetts - 3.8%
Water Resource Authority Revenue Bonds:
5.50%, 8/1/15, FSA Insured	1,500,000	1,664,400
4.00%, 12/1/18, MBIA Insured	1,000,000	892,980

	Principal
Municipal Obligations - Cont'd	Amount	Value
Nevada - 2.8%
Clark County GO Bonds, 4.50%, 12/1/19, FGIC Insured	$2,000,000	$1,880,080

New York - 3.4%
New York City Transitional Finance Authority Bond
Anticipation Notes, 5.50%, 11/1/29	2,145,000	2,300,405

North Carolina - 1.5%
Eastern Municipal Power Agency Revenue Bonds, 4.50%, 1/1/24	1,040,000	983,112

North Dakota - 4.2%
Fargo Lease Revenue State University, 5.60%, 10/1/21,
AMBAC Insured	2,690,000	2,785,925

Pennsylvania - 1.7%
Philadelphia Water & Sewer Revenue Bonds, 5.50%, 11/1/12,
FGIC Insured	1,030,000	1,149,573

Puerto Rico - 3.2%
Infrastructure Financing Authority Revenue Bonds, 5.50%, 7/1/15	1,935,000	2,111,994

Rhode Island - 0.9%
Port Authority & Economic Development Corp. Airport Revenue
Bonds, Series A, 7.00%, 7/1/14, FSA Insured	500,000	603,420

South Carolina - 3.4%
Charleston County Resource Recovery Revenue Bonds, 5.10%, 1/1/08,
AMBAC Insured	1,125,000	1,195,920
State Public Service Authority, 5.50%, 1/1/19, FSA Insured	1,000,000	1,060,190

Texas - 13.0%
Brownsville GO Bonds, 5.50%, 2/15/18, FGIC Insured	1,000,000	1,054,710
Edcouch Elsa Independent School District GO Bonds, 5.50%, 2/15/30	1,000,000	1,018,000
Lower Colorado River Authority Revenue Bonds, 5.875%, 5/15/15,
FSA Insured	1,000,000	1,095,980
Lubbock GO Bonds, 4.50%, 2/15/16	1,240,000	1,221,313
North Forest Independent School District, GO Bonds,
6.25%, 8/15/16	2,045,000	2,113,017
Tarrant County Health Facilities Development Corp. Revenue Bonds,
Texas Health Resources, 5.75%, 2/15/15, MBIA Insured	2,000,000	2,166,420

Utah - 4.5%
State Building Ownership Authority Lease Revenue Bonds,
5.00%, 5/15/20	1,620,000	1,614,217
State Housing Finance Agency Revenue Bonds, 5.35%, 7/1/20	1,365,000	1,372,262

Virgin Island - 1.6%
Public Finance Authority Revenue Bonds, 6.375%, 10/1/19	1,000,000	1,098,650

	Principal
Municipal Obligations - Cont'd	Amount	Value
Washington - 2.7%
Seattle Municipal Light & Power Revenue Bonds, 5.00%, 7/1/16,
FSA Insured	$1,750,000	$1,780,992

West Virginia - 3.4%
Economic Development Authority Commercial Revenue Bonds,
8.00%, 4/1/25	1,000,000	981,650
State University Revenue Bonds, Zero Coupon, 4/1/26, AMBAC Insured	5,000,000	1,327,650

Wisconsin - 8.6%
Ladysmith Solid Waste Disposal Facilities Revenue VRDN,
4.50%, 3/1/28, LOC: Union Bank of California	2,860,000	2,860,000
Middleton-Cross Plains Area School District GO Bonds,
5.25%, 4/1/18, FSA Insured	1,655,000	1,708,804
Monroe School District GO Bonds, 5.25%, 4/1/16, FSA Insured	1,115,000	1,168,319

TOTAL INVESTMENTS (Cost $66,390,151) - 102.0%		68,175,317
Other assets and liabilities, net - (2.0%)		(1,333,914)
Net Assets - 100%		$66,841,403

Net Assets Consist Of:
Paid in capital applicable to the following 4,014,231 shares of beneficial
interest, unlimited number of no par value shares authorized:		$65,075,281
Undistributed net investment income		45,043
Accumulated net realized gain (loss) on investments		(64,087)
Net unrealized appreciation (depreciation) on investments		1,785,166

Net Assets		$66,841,403

Net Asset Value Per Share		$16.65

Explanation of Guarantees:
BPA: Bond-Purchase Agreement	IA: Investment Agreement
CA: Collateral Agreement	LA: Loan Agreement
C/LOC: Collateralized LOC	LOC: Letter of Credit
GA: Guaranty Agreement	SURBD: Surety Bond
GIC: Guaranteed Investment Contract	SWAP: Swap Agreement

Abbreviations:
COPs: Certificates of Participation	GO: General Obligation
FGIC: Federal Guaranty Insurance	IDA: Industrial Development Authority
Company	LO: Limited Obligation
FHLB: Federal Home Loan Bank	MBIA: Municipal Bond Insurance
FHLMC: Federal Home Loan Mortgage	Association
Corp.	MFH: Multi-Family Housing
FNMA: Federal National Mortgage	SLMA: Student Loan Marketing
Association	Association
FSA: Financial Security Advisor	VRDN: Variable Rate Demand Notes

Certain securities have optional or mandatory tender features which give them a shorter effective maturity date.

See notes to financial statements.

Statements of Operations

Six Months Ended June 30, 2002
	Money Market	Limited-Term	Long-Term
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$11,980,420	$16,164,609	$1,664,944

Expenses:
Investment advisory fee	1,476,590	2,460,690	193,403
Transfer agency fees and expenses	882,935	180,492	16,625
Distribution Plan expenses:
Class A	49,854	-	29,010
Trustees' fees and expenses	75,955	35,053	1,340
Administrative fees:
Class O	1,618,248	-	-
Class A	-	24,748	-
Institutional Class	47,052	-	-
Class T	51,848	-	-
Accounting fees	49,659	37,006	8,692
Custodian fees	49,628	27,287	8,596
Insurance	187,582	2,816	289
Registration fees	22,116	5,395	6,041
Reports to shareholders	206,758	43,452	5,325
Professional fees	19,598	9,258	3,608
Miscellaneous	30,357	5,562	3,563
Total expenses	4,768,180	2,831,759	276,492
Fees paid indirectly	(30,006)	(32,182)	(2,772)
Net expenses	4,738,174	2,799,577	273,720

Net Investment Income	7,242,246	13,365,032	1,391,224

Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on investments	(7,055)	118,004	(62,212)
Change in unrealized appreciation or (depreciation)	-	1,961,283	1,885,515

Net Realized and Unrealized
Gain (Loss) on Investments	(7,055)	2,079,287	1,823,303

Increase (Decrease) in Net Assets
Resulting from Operations	$7,235,191	$15,444,319	$3,214,527

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$7,242,246	$41,707,544
Net realized gain (loss)	(7,055)	385,381

Increase (Decrease) in Net Assets
Resulting from Operations	7,235,191	42,092,925

Distributions to shareholders from:
Net investment income:
Class O shares	(5,816,141)	(31,156,485)
Institutional Class shares	(1,206,249)	(9,610,746)
Class T shares	(142,068)	(1,032,267)
Net realized gain:
Class O shares	-	(274,569)
Institutional Class shares	-	(74,239)
Class T shares	-	(9,970)
Total distributions	(7,164,458)	(42,158,276)

Capital share transactions:
Shares sold:
Class O shares	655,939,992	1,429,557,805
Institutional Class shares	797,060,404	2,972,331,039
Class T shares	12,765,745	76,195,853
Reinvestment of distributions:
Class O shares	5,715,041	31,405,895
Institutional Class shares	454,909	5,836,173
Class T shares	142,013	1,055,286
Shares redeemed:
Class O shares	(720,335,322)	(1,460,638,821)
Institutional Class shares	(834,381,380)	(3,120,135,304)
Class T shares	(29,093,669)	(70,749,094)
Total capital share transactions	(111,732,267)	(135,141,168)

Total Increase (Decrease) in Net Assets	(111,661,534)	(135,206,519)

Net Assets
Beginning of period	1,461,486,429	1,596,692,948
End of period (including undistributed net investment
income of $77,788 and $0, respectively)	$1,349,824,895	$1,461,486,429

See notes to financial statements.

	Six Months Ended	Year Ended
	June 30	December 31,
Capital Share Activity	2002	2001
Shares sold:
Class O shares	655,939,992	1,429,557,805
Institutional Class shares	797,060,404	2,972,331,039
Class T shares	12,765,745	76,195,853
Reinvestment of distributions:
Class O shares	5,715,041	31,405,895
Institutional Class shares	454,909	5,836,173
Class T shares	142,013	1,055,286
Shares redeemed:
Class O shares	(720,335,322)	(1,460,638,821)
Institutional Class shares	(834,381,380)	(3,120,135,304)
Class T shares	(29,093,669)	(70,749,094)
Total capital share activity	(111,732,267)	(135,141,168)

See notes to financial statements.

Limited-Term Portfolio

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$13,365,032	$22,551,269
Net realized gain (loss)	118,004	276,056
Change in unrealized appreciation or (depreciation)	1,961,283	341,240

Increase (Decrease) in Net Assets
Resulting from Operations	15,444,319	23,168,565

Distributions to shareholders from:
Net investment income	(13,307,062)	(22,538,153)

Capital share transactions:
Shares sold	655,494,558	392,570,119
Reinvestment of distributions:	9,989,117	19,457,780
Shares redeemed	(183,356,553)	(205,644,273)
Total capital share transactions	482,127,122	206,383,626

Total Increase (Decrease) in Net Assets	484,264,379	207,014,038

Net Assets
Beginning of period	670,478,679	463,464,641
End of period (including undistributed net investment
income of $96,477 and $38,507, respectively)	$1,154,743,058	$670,478,679

Capital Share Activity
Shares sold	61,249,642	36,670,296
Reinvestment of distributions	934,450	1,820,749
Shares redeemed	(17,132,122)	(19,215,976)
Total capital share activity	45,051,970	19,275,069

See notes to financial statements.

Long-Term Portfolio

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$1,391,224	$2,660,965
Net realized gain (loss)	(62,212)	1,646,402
Change in unrealized appreciation or (depreciation)	1,885,515	(2,080,219)

Increase (Decrease) in Net Assets
Resulting from Operations	3,214,527	2,227,148

Distributions to shareholders from:
Net investment income	(1,412,202)	(2,624,199)
Net realized gain	-	(513,602)
Total distributions	(1,412,202)	(3,137,801)

Capital share transactions:
Shares sold	10,144,853	16,926,736
Reinvestment of distributions	1,221,359	2,724,974
Shares redeemed	(9,655,940)	(7,929,304)
Total capital share transactions	1,710,272	11,722,406

Total Increase (Decrease) in Net Assets	3,512,597	10,811,753

Net Assets
Beginning of period	63,328,806	52,517,053
End of period (including undistributed net investment
income of $45,043 and $66,021, respectively)	$66,841,403	$63,328,806

Capital Share Activity
Shares sold	616,233	1,031,049
Reinvestment of distributions	74,301	165,418
Shares redeemed	(584,512)	(478,061)
Total capital share activity	106,022	718,406

See notes to financial statements.

Notes To Financial Statements

Note A - Significant Accounting Policies

General: Calvert Tax-Free Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of five separate portfolios, three of which are reported herein; Money Market, Limited-Term and Long-Term. Money Market and Limited-Term are registered as diversified portfolios and Long-Term as a non-diversified portfolio. The operations of each portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O, Institutional Class and Class T shares are sold without a sales charge. Institutional Class shares require a minimum account balance of $1,000,000 and have a lower expense ratio than Class O Shares. Class T shares are sold to investors with brokerage accounts at The Advisors Group, Inc. Shares of Limited-Term and Long-Term are sold with a maximum front-end sales charge of 1.00% and 3.75%, respectively.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities listed or traded on a national securities exchange are valued at the last reported sale price. All securities for Money Market are valued at amortized cost which approximates market. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Limited-Term and Long-Term. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:
	First	Next	Over
	$500 Million	$500 Million	$1 Billion
Money Market	.25%	.20%	.15%
Limited-Term	.60%	.50%	.40%
Long-Term	.60%	.50%	.40%

Under the terms of the agreement, $372,467, $547,028, and $40,656 were payable at period end for Money Market, Limited-Term and Long-Term, respectively.

The Advisors Group, Inc. ("TAG"), also a wholly-owned subsidiary of Ameritas Acacia, is a broker-dealer. TAG offers Class T shares as a sweep account for its brokerage customers.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class T and Institutional Class of Money Market pay annual rates of .26%, .26% and .05%, respectively, based on their average daily net assets. The remaining portfolios of the Fund pay monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under the terms of the agreement, $272,305 and $4,480 were payable at period end for Money Market and Limited-Term, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class T of Money Market and Class A of Long-Term, allow the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .25% on Class T of Money Market and .35% on Long-Term. Under the terms of the agreement, $6,910 and $4,997 were payable at period end for Money Market and Long-Term, respectively.

The Distributor paid $76,890 in addition to the commissions charged on sales of Limited-Term. The Distributor received $10,838 as its portion of commissions charged on sales of Long-Term.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $401,023, $27,813, and $1,872 for the six months ended June 30, 2002 for Money Market, Limited-Term and Long-Term, respectively. Under the terms of the agreement, $64,291, $4,761, and $302 were payable at period end for Money Market, Limited-Term and Long-Term, respectively. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor received an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were:
	Limited-Term	Long-term
Purchases	$342,429,184	$40,236,095
Sales	90,696,751	38,333,971

Money Market held only short-term investments.

The following table presents the cost of investments for federal income tax purposes, the components of net unrealized appreciation (depreciation) as of June 30, 2002 and the net capital loss carryforwards with expiration dates as of December 31, 2001.
	Money Market	Limited-Term	Long-Term
Federal income tax cost	$1,373,915,183	$1,610,770,997	$66,380,879
Unrealized appreciation	-	3,211,332	2,081,558
Unrealized (depreciation)	-	(749,811)	(287,120)
Net appreciation (depreciation)	-	$2,461,521	$1,794,438

Capital loss carryforwards	-	$87,925	-
Expiration dates	N/A	2008	N/A

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the six months ended June 30, 2002, purchases and sales transactions were:
	Money Market	Limited-Term	Long-Term
Purchases	$257,135,000	$340,145,000	$18,925,000
Sales	331,805,000	276,345,000	17,395,000

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Limited-Term Portfolio had $251,906 outstanding borrowings at an interest rate of 2.38% at June 30, 2002. For the six months ended June 30, 2002, borrowings by the Portfolios under the agreement were as follows:

	Average		Maximum
	Daily	Weighted Average	Amount	Month of Maximum
Portfolio	Balance	Interest Rate	Borrowed	Amount Borrowed
Money Market	$678,955	2.31%	$7,750,669	February 2002
Limited-Term	112,770	2.38%	7,397,515	June 2002
Long-Term	35,777	2.24%	1,178,479	January 2002

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Money Market Portfolio

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
Class O Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.005	.024	.039
Distributions from
Net investment income	(.005)	(.024)	(.039)
Net realized gain	-	**	-
Total distributions	(.005)	(.024)	(.039)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	.47%	2.47%	3.95%
Ratios to average net assets:
Net investment income	.94% (a)	2.41%	3.87%
Total expenses	.69% (a)	.63%	.65%
Expenses before offsets	.69% (a)	.63%	.65%
Net expenses	.68% (a)	.61%	.63%
Net assets, ending (in thousands)	$1,195,682	$1,254,312	$1,253,987

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	1999	1998	1997
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.030	.032	.033
Distributions from
Net investment income	(.030)	(.032)	(.033)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	3.04%	3.22%	3.38%
Ratios to average net assets:
Net investment income	2.97%	3.17%	3.32%
Total expenses	.65%	.65%	.65%
Expenses before offsets	.65%	.65%	.65%
Net expenses	.64%	.64%	.64%
Net assets, ending (in thousands)	$1,277,935	$1,355,322	$1,405,350

Money Market Portfolio

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
Institutional Class/MMP	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.006	.028	.042
Distributions from
Net investment income	(.006)	(.028)	(.042)
Net realized gain	-	**	-
Total distributions	(.006)	(.028)	(.042)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	.63%	2.82%	4.30%
Ratios to average net assets:
Net investment income	1.30%	2.82%	4.26%
Total expenses	.35%	.30%	.31%
Expenses before offsets	.35%	.30%	.31%
Net expenses	.34%	.28%	.29%
Net assets, ending (in thousands)	$121,510	$158,362	$300,393

		Years Ended
	December 31,	December 31,	December 31,
Institutional Class/MMP	1999	1998	1997
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.033	.035	.031
Distributions from
Net investment income	(.033)	(.035)	(.031)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	3.39%	3.58%	3.12%
Ratios to average net assets:
Net investment income	3.36%	3.54%	3.37%
Total expenses	.31%	.30%	.63%
Expenses before offsets	.31%	.30%	.63%
Net expenses	.29%	.29%	.62%
Net assets, ending (in thousands)	$237,544	$246,967	$51,087

Money Market Portfolio

Financial Highlights

	Periods Ended
	June 30,	December 31,
Class T Shares	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.004	.022
Distributions from
Net investment income	(.004)	(.022)
Net realized gain	-	**
Total distributions	(.004)	(.022)
Net asset value, ending	$1.00	$1.00

Total return*	.35%	2.25%
Ratios to average net assets:
Net investment income	.74% (a)	2.21%
Total expenses	.89% (a)	.85%
Expenses before offsets	.89% (a)	.85%
Net expenses	.89% (a)	.83%
Net assets, ending (in thousands)	$32,632	$48,813

	Periods Ended
	December 31,	December 31,
Class T Shares	2000	1999(caret)(caret)
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.037	.025
Distributions from
Net investment income	(.037)	(.025)
Net realized gain	-	-
Total distributions	(.037)	(.025)
Net asset value, ending	$1.00	$1.00

Total return*	3.73%	2.50%
Ratios to average net assets:
Net investment income	3.67%	2.90%(a)
Total expenses	.86%	.85%(a)
Expenses before offsets	.86%	.85%(a)
Net expenses	.85%	.84%(a)
Net assets, ending (in thousands)	$42,313	$37,053

Limited-Term Portfolio

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$10.69	$10.66	$10.64
Income from investment operations
Net investment income	.16	.44	.45
Net realized and unrealized gain (loss)	.02	.03	.02
Total from investment operations	.18	.47	.47
Distributions from
Net investment income	(.16)	(.44)	(.45)
Total increase (decrease) in net asset value	.02	.03	.02
Net asset value, ending	$10.71	$10.69	$10.66

Total return*	1.65%	4.46%	4.53%
Ratios to average net assets:
Net investment income	3.02% (a)	4.09%	4.22%
Total expenses	.64% (a)	.70%	.72%
Expenses before offsets	.64% (a)	.70%	.72%
Net expenses	.63% (a)	.69%	.70%
Portfolio turnover	31%	63%	82%
Net assets, ending (in thousands)	$1,154,743	$670,479	$463,465

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$10.71	$10.70	$10.69
Income from investment operations
Net investment income	.37	.40	.42
Net realized and unrealized gain (loss)	(.07)	.01	.01
Total from investment operations	.30	.41	.43
Distributions from
Net investment income	(.37)	(.40)	(.42)
Total increase (decrease) in net asset value	(.07)	.01	.01
Net asset value, ending	$10.64	$10.71	$10.70

Total return*	2.86%	3.87%	4.07%
Ratios to average net assets:
Net investment income	3.47%	3.70%	3.91%
Total expenses	.71%	.71%	.70%
Expenses before offsets	.71%	.71%	.70%
Net expenses	.70%	.70%	.69%
Portfolio turnover	78%	45%	52%
Net assets, ending (in thousands)	$523,743	$547,212	$490,180

Long-Term Portfolio

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$16.20	$16.46	$15.30
Income from investment operations
Net investment income	.35	.73	.77
Net realized and unrealized gain (loss)	.46	(.13)	1.15
Total from investment operations	.81	.60	1.92
Distributions from
Net investment income	(.36)	(.73)	(.76)
Net realized gains	-	(.13)	-
Total distributions	(.36)	(.86)	(.76)
Total increase (decrease) in net asset value	.45	(.26)	1.16
Net asset value, ending	$16.65	$16.20	$16.46

Total return*	5.03%	3.68%	12.93%
Ratios to average net assets:
Net investment income	4.32% (a)	4.47%	4.89%
Total expenses	.86% (a)	.87%	.90%
Expenses before offsets	.86% (a)	.87%	.90%
Net expenses	.85% (a)	.85%	.85%
Portfolio turnover	64%	85%	85%
Net assets, ending (in thousands)	$66,841	$63,329	$52,517

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$16.81	$17.28	$16.81
Income from investment operations
Net investment income	.70	.78	.87
Net realized and unrealized gain (loss)	(1.44)	.06	.50
Total from investments	(.74)	.84	1.37
Distributions from
Net investment income	(.70)	(.80)	(.87)
Net realized gains	(.07)	(.51)	(.03)
Total distributions	(.77)	(1.31)	(.90)
Total increase (decrease) in net asset value	(1.51)	(.47)	.47
Net asset value, ending	$15.30	$16.81	$17.28

Total return*	(4.52%)	5.01%	8.41%
Ratios to average net assets:
Net investment income	4.35%	4.58%	5.16%
Total expenses	.88%	.87%	.87%
Expenses before offsets	.88%	.87%	.87%
Net expenses	.84%	.84%	.85%
Portfolio turnover	80%	72%	41%
Net assets, ending (in thousands)	$51,146	$57,677	$50,966

(a) Annualized

* Total return does not reflect deduction of Class A front-end sales charge.

** Distribution was less than .001 per share.

(caret)(caret) From March 1, 1999 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Calvert Tax-Free Reserves

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Calvert

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E-Delivery Sign-up - details inside

June 30, 2002

Semi-Annual Report

Calvert Tax-Free Reserves

California Money Market

Portfolio

Calvert Tax-Free Reserves California

Money Market Portfolio

President's Letter

2

Portfolio Manager Remarks

4

Schedule of Investments

6

Statement of Assets and Liabilities

9

Statement of Operations

10

Statements of Changes

in Net Assets

11

Notes to

Financial Statements

12

Financial Highlights

15

Explanation of Financial Tables

16

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Dear Shareholders:

At present, contrary forces are the marketplace norm. During the past six months the U.S. economy has continued to expand. While the data has been positive, the market has been plagued by corporate scandals, causing stock prices to plummet as a result of imaginative or possibly fraudulent accounting. This has resulted in an extremely volatile market, further shaking consumer confidence.

Everyone agrees reforms in corporate governance are necessary and as of this writing, it looks like we will have significant accounting reform and oversight. We will closely monitor this situation and watch the impact of these new requirements. In spite of decreasing consumer confidence, low rates have helped fuel yet another round of refinancing in mortgages which supports consumer spending and economic growth.

Since our last report to you, interest rates remain at record lows and unemployment has increased slightly, remaining at just under 6%. The continuing corporate scandals increase the likelihood that the Fed will remain on the sidelines and take no action for the remainder of this year.

Keeping Investment Perspective

I remind investors that at times like this, when economic conditions and the global political situation are uncertain, it is particularly important to revisit portfolio holdings in view of personal goals, risk tolerance and investment time horizon.

Certainly equity markets remain extremely challenging and appear to be searching for a bottom. The volatility is encouraging investors toward fixed-income and treasuries, which is helping to drive rates lower.

Calvert continues to expand our broad range of fund options and we believe investors will find choices appropriate for a variety of strategies and for changing market conditions.

Change to Fund Auditors

In light of developments surrounding the Arthur Andersen accounting firm, the Boards of each of our Funds held a special meeting in early May and voted to approve a change in independent auditors to KPMG LLP. This change occurred several weeks before the United States government won its case against Arthur Andersen, which was found guilty of obstructing justice in the Enron probe.

Revisiting Shared Values

As you know, Calvert takes a long view and has a broad perspective on corporate performance. We are diligent in assessing not only financial practices but also other aspects of a company's operations. Within our socially screened funds, we are reviewing corporate governance guidelines, including director and auditor independence. Clearly, recent revelations have given us all a reason to look more closely at the broad range of corporate behaviors and to shine a brighter light on various corporate stakeholders.

We appreciate your investment in Calvert Funds and value your continued trust and confidence in us more than ever. As a result, we are encouraged to strive harder each and every day to support you in reaching your financial goals.

Sincerely,

Barbara J. Krumsiek

President and CEO

July 31, 2002

Tom Dailey is a member of the CAMCO portfolio management team.

Calvert Tax-Free Reserves California Money Market Portfolio seeks to earn the highest level of interest income exempt from federal and California state income taxes as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the Portfolio.

Fund Information

asset allocation

California tax-exempt

money market

NASDAQ symbol

CTCXX

CUSIP number

131620-50-2

Calvert Tax-Free Reserves California Money Market Portfolio

How did the Fund perform?

For the six month period ended June 30, 2002, the Portfolio returned .44% compared to the .47% return of the average California tax-exempt money market fund tracked by Lipper Analytical Services, Inc.

What was the investment climate?

The overall U.S. economy put in a very strong performance in the first quarter of 2002, growing over 6% after what appears to be perhaps the mildest recession in the postwar period. But attitudes and financial markets in the first-quarter versus the second quarter of this year could not have been more different. Stocks and corporate bonds performed quite well in the first quarter as investors believed we were working through the worst, the economy would quickly move from recovery to expansion, and stocks would perform well going forward. But the string of major corporate bankruptcies and scandals continued, as the crisis in corporate governance and accounting dragged down investor spirits. Political and economic leaders have promised reform, but domestic and foreign investor attitudes remain negative and skeptical.

In the bond market, when optimism over economic and financial market prospects ebbed, the safest investments performed the best - including U.S. government bonds, mortgage-backed securities and municipal bonds. These sectors of the U.S. fixed income market performed the best in the second quarter and year-to-date. This performance pattern is typical of the time when investors are fleeing to quality, seeking safety over returns. As such, benchmark government and municipal bond yields have fallen year-to-date and are not far from interest rate cycle lows set during the first week of November 2001.

California and local governments within the state are again facing budget deficits - an issue they haven't had to address since the early 1990s, since the booming stock market later that decade contributed to budget surpluses within the State. Today, the downturn in the stock market, collapses in the high-tech industry, and the energy crisis have all taken a toll on revenues. Despite its budget problems, we believe California's economy is fundamentally sound and diverse.

Municipal bond issuance in California will continue to increase, including a pending $12.5 billion revenue bond deal. So far, the increased issuance has been met with insatiable demand. If the equity markets remain volatile, the demand for fixed income investments should continue.

What was your strategy?

Since tax-exempt money market rates are so low, we have kept the average maturity of the Fund shorter than many of our peers in order to take advantage of any rise in rates that will result should the Fed begin to tighten.

At the end of the first quarter, the market expected the Fed to begin tightening at any time. Over the course of the second quarter (and consistent with our view), the market expected Fed tightening to be delayed until the early part of 2003.

What is your outlook?

The consensus as of this writing is that the Fed's initial tightening will not occur until 2003. It has been the CAMCO view since late last year that there was a reasonable chance that the Fed would be on the sidelines for a protracted period of time. The corporate governance and accounting scandals raise the probability that the Fed will do nothing for at least the remainder of the year. Forecasters predict that real GDP will accelerate and reduce unemployment. This outlook is consistent with monetary tightening. But, there has not been an upswing in inflation. Therefore, we expect the Fed to be patient given the possibility of additional accounting scandals, geopolitical unrest, and homeland security risks.

July 31, 2002

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2002, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio

statistics

weighted

average maturity
6.30.02	30 days
12.31.01	27 days

average annual total return as of 6.30.02
1 year	1.14%
5 year	2.66%
10 year	2.81%
inception (10.16.89)	3.29%

Comparative Month-End Yields
	CTFR California	MFR's State Specific
	Money Market	Retail Money Market Average
6.30.02	0.79%	0.81%
5.31.02	1.00%	0.99%
4.30.02	0.97%	0.96%
3.31.02	0.80%	0.83%
2.28.02	0.88%	0.81%
1.31.02	0.84%	0.82%
12.31.01	0.84%	0.95%

Total returns assume reinvestment of dividends. Past performance is no guarantee of future results. Source: Money Fund Vision98, iMoneyNet, Inc.

Schedule of Investments

June 30, 2002
	Principal
Municipal Obligations - 99.7%	Amount	Value
California - 90.5%
ABAG Finance Authority For Nonprofit Corps. Adjustable COPs:
1.20%, 2/1/25, LOC: Wells Fargo Bank N.A.	$2,425,000	$2,425,000
1.25%, 6/15/30, LOC: FNMA	2,545,000	2,545,000
ABN AMRO MuniTops Certificate Trust VRDN:
1.18%, 7/4/07, BPA: ABN AMRO Bank, N.V.	2,800,000	2,800,000
1.18%, 8/1/24, BPA: ABN AMRO Bank, N.V.	5,500,000	5,500,000
1.15%, 11/1/14, BPA: Dexia Credit Local, AMBAC Insured	1,835,000	1,835,000
Alameda-Contra Costa Schools Financing Authority Adjustable COPs:
1.15%, 8/1/24, BPA: Dexia Credit Local, AMBAC Insured	4,300,000	4,300,000
California Transit Finance Authority VRDN, 1.15%, 10/1/27,
BPA: Credit Suisse First Boston, FSA Insured	15,000,000	15,000,000
Contra Costa County MFH Revenue VRDN:
1.15%, 11/15/22, LOC: FNMA	6,400,000	6,400,000
1.40%, 10/20/28, LOC: State Street Bank & Trust Co.	10,710,000	10,710,000
Fontana Unified School District Certificates VRDN, 1.10%, 4/1/35,
BPA: Bank of Nova Scotia, FSA Insured	5,000,000	5,000,000
Fresno Revenue VRDN, 1.20%, 5/1/15, LOC: US Bank, N.A.	9,500,000	9,500,000
Health Facilities Financing Authority Insured Revenue VRDN,
1.18%, 10/1/22, BPA: Bank One, N.A., MBIA Insured	2,200,000	2,200,000
Housing Finance Agency Home Ownership & Home Improvement
Revenue VRDN:
1.25%, 8/1/10, TOA: Citibank	2,410,000	2,410,000
1.41%, 8/1/14, LOC: Banco Santander Central Hispano	1,115,000	1,115,000
1.96%, 2/1/32, BPA: Bank of New York, MBIA Insured	800,000	800,000
1.96%, 8/1/32, BPA: Lloyds TSB Bank plc, FSA Insured	1,400,000	1,400,000
Inland Valley Development Agency Tax Allocation VRDN,
1.35%, 3/1/27, C/LOC: CalSTERS, LOC: Union Bank, California	5,000,000	5,000,000
Livermore MFH Revenue VRDN, 1.15%, 5/1/20, LOC: FNMA	6,950,000	6,950,000
Los Angeles Community Redevelopment Agency Adjustable COPs,
1.18%, 12/1/14, LOC: Wells Fargo Bank N.A.	10,000,000	10,000,000
Los Angeles Community Redevelopment Agency Revenue VRDN:
1.20%, 12/1/05, LOC: Westdeutsche Landesbank	11,500,000	11,500,000
1.10%, 4/1/30, LOC: FHLMC	6,000,000	6,000,000
Los Angeles Convention & Exhibit Center Authority Adjustable COPs,
1.22%, 8/15/18, BPA: Merrill Lynch	2,100,000	2,100,000
Los Angeles County Housing Authority Development Revenue VRDN:
1.30%, 6/1/10, LOC: FHLMC	10,000,000	10,000,000
1.30%, 12/31/13, LOC: General Bank, CONF: FHLB	12,000,000	12,000,000
Los Angeles County MFH Revenue VRDN, 1.24%, 12/1/03,
BPA: BNP Paribas	1,680,000	1,680,000
Los Angeles County Pension Obligation Refunding Revenue VRDN,
1.10%, 6/30/07, BPA: Dexia Credit Local, AMBAC Insured	4,615,000	4,615,000
Los Angeles County Schools Pooled Tax & Revenue
Anticipation Notes, 3.00%, 6/30/03	4,000,000	4,052,160
Los Angeles County Tax & Revenue Anticipation Notes,
3.00%, 6/30/03	2,500,000	2,533,350

	Principal
Municipal Obligations - Cont'd	Amount	Value
California - Cont'd
Los Angeles County Waste Water System Revenue Bonds,
1.88%, 10/31/02, FGIC Insured	$4,000,000	$4,000,000
Metropolitan Water District of Southern California VRDN,
1.95%, 7/1/36, BPA: Lloyds TSB Bank	3,100,000	3,100,000
Modesto Irrigation District Financing Authority Revenue VRDN,
1.22%, 10/1/15, BPA: Societe Generale	2,000,000	2,000,000
Newman Capital Trust Certificates VRDN, 1.43%, 4/1/32,
LOC: FHLMC	10,950,000	10,950,000
Oakland Joint Powers Financing Authority Lease Revenue VRDN,
1.20%, 8/1/21, BPA: Commerze Bank, AG, FSA Insured	3,700,000	3,700,000
Ontario Revenue VRDN, 1.25%, 10/1/26, C/LOC: CalSTERS	2,270,000	2,270,000
Orange County Apartment Development Adjustable COPs,
1.18%, 3/1/16, LOC: UBS, AG	2,100,000	2,100,000
Orange County Apartment Development Revenue VRDN:
1.15%, 10/1/06. LOC: FHLMC	11,500,000	11,500,000
1.10%, 12/1/06, LOC: FHLMC	1,500,000	1,500,000
1.30%, 11/1/09, LOC: FHLMC	8,500,000	8,500,000
1.30%, 11/1/09. LOC: Northern Trust Co.	7,400,000	7,400,000
Orange County Water District Adjustable COPs, 1.93%, 8/15/15,
LOC: Bayerische Landesbank	900,000	900,000
Pitney Bowes Credit Corp. LeaseTOPS Trust Certificates VRDN,
2.40%, 3/9/05, BPA: Pitney Bowes Credit, AMBAC Insured	1,865,438	1,865,438
Pollution Control Financing Authority IDA Revenue VRDN:
1.30%, 9/1/10, LOC: Comerica Bank	2,855,000	2,855,000
1.30%, 6/1/11, LOC: Comerica Bank	4,000,000	4,000,000
1.30%, 3/1/16, LOC: Comerica Bank	3,120,000	3,120,000
1.25%, 8/1/16, LOC: Bank of America	3,100,000	3,100,000
1.30%, 10/1/16, LOC: Key Bank	6,815,000	6,815,000
1.63%, 9/1/17, LOC: Deutsche Bank AG	7,000,000	7,000,000
San Bernardino County Adjustable COPs:
1.15%, 3/1/24, LOC: Bayerische Hypo-und Vereinsbank	3,725,000	3,725,000
1.22%, 8/1/26, BPA: Landesbank Hessen Thuerinzen, MBIA Insured	10,500,000	10,500,000
San Bernardino County Housing Authority MFH Revenue VRDN:
1.15%, 6/1/05, LOC: FNMA	2,000,000	2,000,000
1.25%, 5/1/17, LOC: California Federal Savings Bank, CONF: FHLB	4,625,000	4,625,000
1.40%, 2/1/23, LOC: California Federal Savings Bank, CONF: FHLB	5,660,000	5,660,000
San Diego City Public Facilities Financing Authority Revenue
VRDN, 1.20%, 5/15/20, BPA: Societe Generale	3,300,000	3,300,000
San Francisco City & County Redevelopment Agency Revenue VRDN:
1.275%, 10/1/10, LOC: Credit Suisse First Boston	8,630,000	8,630,000
1.30%, 8/1/32, LOC: Citibank	4,800,000	4,800,000
1.40%, 12/1/34, LOC: Citibank	5,000,000	5,000,000
School Cash Reserve Program Authority Revenue Notes:
4.00%, 7/3/02, AMBAC Insured	15,000,000	15,001,120
3.00%, 7/3/03	15,000,000	15,196,200
VRDN, 1.15%, 7/1/24, LOC: KBC Bank	2,065,000	2,065,000
Simi Valley MFH Revenue Bonds, VRDN, 2.00%, 4/1/26,
BPA: Merrill Lynch	6,000,000	6,000,000
State Economic Development Financing Authority IDA Revenue VRDN:
1.25%, 3/1/23, LOC: American National Bank & Trust	4,000,000	4,000,000
1.25%, 10/1/23, LOC: Comerica Bank	1,920,000	1,920,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
California - Cont'd
Statewide Economic Development Authority Special Tax
Revenue VRDN:
1.25%, 6/1/19, LOC: CalSTERS	$2,290,000	$2,290,000
1.25%, 5/1/22, LOC: Bank of the West, CONF: CalSTERS	2,240,000	2,240,000
1.42%, 3/1/31, LOC: BNP Paribas	5,500,000	5,500,000
Statewide Community Development MFH Special Tax Revenue Notes:
3.00%, 6/30/03	4,000,000	4,050,960
VRDN, 1.50%, 6/15/33, LOC: Bank of the West	4,500,000	4,500,000
Upland Community Redevelopment Agency Revenue VRDN,
1.25%, 2/15/30, CA: FNMA	1,800,000	1,800,000
Vallejo Housing Authority MFH Revenue VRDN:
1.35%, 6/1/07, LOC: Dresdner Bank AG	8,545,000	8,545,000
1.20%, 1/1/08, LOC: Dresdner Bank AG	2,100,000	2,100,000
Victorville MFH Revenue VRDN, 1.35%, 12/1/15,
C/LOC: California Federal Savings Bank	6,310,000	6,310,000
Watereuse Finance Authority Revenue VRDN, 1.15%, 5/1/28,
BPA: Credit Suisse First Boston, FSA Insured	1,245,000	1,245,000
West Basin Municipal Water District Adjustable COPs, 1.15%, 8/1/27,
LOC: Bayerische Hypo-und Vereinsbank	6,875,000	6,875,000

Puerto Rico - 9.2%
Commonwealth Electric Power Authority VRDN:
1.13%, 2/5/17, BPA: Merrill Lynch	4,880,000	4,880,000
1.14%, 7/1/22, BPA: Societe Generale	9,600,000	9,600,000
Commonwealth Government Development Bank
Revenue VRDN, 1.12%, 12/1/15, BPA: Credit Suisse First Boston,
MBIA Insured	3,100,000	3,100,000
Commonwealth Tax and Revenue Anticipation Notes,
3.00%, 7/30/02	4,300,000	4,303,100
Infrastructure Financing Authority Revenue VRDN,
2.73%, 7/1/27, BPA: Commerze Bank	3,800,000	3,800,000
TICS-TOCS Trust VRDN, 1.15%, 7/1/19, BPA: Toronto-Dominion	12,400,000	12,400,000

TOTAL INVESTMENTS (Cost $413,007,328) - 99.7%		413,007,328
Other assets and liabilities, net - 0.3%		1,432,559
Net Assets - 100%		$414,439,887

Explanation of Guarantees:	Abbreviations:
BPA: Bond-Purchase Agreement	AMBAC: American Municipal Bond Assurance
C/LOC: Confirming Letter of	Corp.
Credit	CA: Collateralized Agreement
INSUR: Insurance	COPs: Certificates of Participation
LOC: Letter of Credit	FGIC: Financial Guaranty Insurance Company
TOA: Tender Option Agreement	FHLB: Federal Home Loan Bank
FHLMC: Federal Home Loan Mortgage Corporation
FNMA: Federal National Mortgage Association
FSA: Financial Security Advisor
GO: General Obligation
IA: Investment Agreement
IDA: Industrial Development Authority
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
VRDN: Variable Rate Demand Notes

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002
Assets	Value
Investments in securities, at value - see accompanying schedule	$413,007,328
Cash	2,050,479
Receivable for securities sold	22,045,400
Receivable for shares sold	1,009,909
Interest and dividends receivable	2,325,223
Other assets	294,759
Total assets	440,733,098

Liabilities
Payable for securities purchased	25,832,670
Payable for shares redeemed	142,443
Payable to Calvert Asset Management Co., Inc.	212,195
Payable to Calvert Administrative Services Company	1,697
Payable to Calvert Shareholder Services, Inc.	14,696
Accrued expenses and other liabilities	89,510
Total liabilities	26,293,211
Net Assets	$414,439,887

Net Assets Consist of:
Paid in capital applicable to 414,488,378 shares of beneficial interest,
unlimited number of no par value shares authorized	414,488,419
Undistributed net investment income	27,534
Accumulated net realized gain (loss) on investments	(76,066)

Net Assets	$414,439,887

Net Asset Value Per Share	$1.00

See notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2002
Net Investment Income
Investment Income:
Interest income	$3,220,309

Expenses:
Investment advisory fee	1,051,918
Transfer agency fees and expenses	177,616
Accounting fees	22,843
Trustees' fees and expenses	14,849
Administrative fees	11,975
Custodian fees	12,359
Insurance	48,615
Reports to shareholders	47,572
Professional fees	6,235
Miscellaneous	10,072
Total expenses	1,404,054
Fees paid indirectly	(31,702)
Net expenses	1,372,352

Net Investment Income	1,847,957

Realized Gain (Loss) on Investments
Net realized gain (loss)	-

Increase (Decrease) in Net Assets
Resulting from Operations	$1,847,957

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$1,847,957	$8,239,757
Net realized gain (loss)	-	30,235

Increase (Decrease) in Net Assets
Resulting from Operations	1,847,957	8,269,992

Distributions to shareholders from:
Net investment income	(1,848,089)	(8,238,152)

Capital share transactions:
Shares sold	116,896,674	323,853,461
Reinvestment of distributions	1,823,158	8,248,402
Shares redeemed	(138,321,846)	(295,191,626)
Total capital share transactions	(19,602,014)	36,910,237

Total Increase (Decrease) in Net Assets	(19,602,146)	36,942,077

Net Assets
Beginning of period	434,042,033	397,099,956
End of period (including undistributed net investment income
of $27,534 and $27,666, respectively)	$414,439,887	$434,042,033

Share Activity
Shares sold	116,896,674	323,853,461
Reinvestment of distributions	1,823,158	8,248,402
Shares redeemed	(138,321,846)	(295,191,626)
Net share activity	(19,602,014)	36,910,237

See notes to financial statements.

Notes To Financial Statements

Note A - Significant Accounting Policies

General: The California Money Market Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of five separate portfolios. The operations of each series are accounted for separately. The Portfolio offers shares of beneficial interest to the public with no sales charges.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities are valued at amortized cost which approximates market.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.

Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolios' cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .50% on the first $500 million, .45% on the next $500 million and .40% on the excess of $1 billion.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $92,502 for the six months ended June 30, 2002.

National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C - Investment Activity

The cost of investments owned at June 30, 2002 for federal income tax purposes was $413,007,328. The table below presents the net capital loss carryforwards of $76,066 at December 31, 2001 with expiration dates:
Capital Loss Carryforwards	Expiration Dates
$58,391	12/31/03
351	12/31/04
17,324	12/31/07

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2002, purchases and sales transactions were $46,685,000 and $41,700,000, respectively.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the six months ended June 30, 2002 was $125,277 at a weighted average interest rate of 2.32%. The maximum amount of these borrowings outstanding during the six months ended June 30, 2002 was $2,208,682 during April 2002. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2002.

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.004	.020	.032
Distributions from
Net investment income	(.004)	(.020)	(.032)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	.44%	1.99%	3.22%
Ratios to average net assets:
Net investment income	.88% (a)	1.94%	3.16%
Total expenses	.67% (a)	.67%	.68%
Expenses before offsets	.67% (a)	.67%	.68%
Net expenses	.65% (a)	.66%	.65%
Net assets, ending (in thousands)	$414,440	$434,042	$397,100

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.028	.031	.032
Distributions from
Net investment income	(.028)	(.031)	(.032)
Net asset value, ending	$1.00	$1.00	$1.00
Total return	2.80%	3.19%	3.28%
Ratios to average net assets:
Net investment income	2.75%	3.13%	3.22%
Total expenses	.66%	.69%	.71%
Expenses before offsets	.66%	.67%	.66%
Net expenses	.65%	.65%	.65%
Net assets, ending (in thousands)	$427,945	$437,575	$321,001

(a) Annualized

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Calvert Tax-Free Reserves California Money Market Portfolio

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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Calvert

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E-Delivery Sign-up - details inside

June 30, 2002

Semi-Annual Report

Calvert Tax-Free Reserves

Vermont Municipal

Portfolio

Calvert Tax-Free Reserves Vermont Municipal Portfolio

President's Letter

2

Portfolio Manager Remarks

4

Statement of Net Assets

6

Statement of Operations

8

Statements of Changes in Net Assets

9

Notes to Financial Statements

10

Financial Highlights

13

Explanation of Financial Tables

14

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Dear Shareholders:

At present, contrary forces are the marketplace norm. During the past six months the U.S. economy has continued to expand. While the data has been positive, the market has been plagued by corporate scandals, causing stock prices to plummet as a result of imaginative or possibly fraudulent accounting. This has resulted in an extremely volatile market, further shaking consumer confidence.

Everyone agrees reforms in corporate governance are necessary and as of this writing, it looks like we will have significant accounting reform and oversight. We will closely monitor this situation and watch the impact of these new requirements. In spite of decreasing consumer confidence, low rates have helped fuel yet another round of refinancing in mortgages which supports consumer spending and economic growth.

Since our last report to you, interest rates remain at record lows and unemployment has increased slightly, remaining at just under 6%. The continuing corporate scandals increase the likelihood that the Fed will remain on the sidelines and take no action for the remainder of this year.

Keeping Investment Perspective

I remind investors that at times like this, when economic conditions and the global political situation are uncertain, it is particularly important to revisit portfolio holdings in view of personal goals, risk tolerance and investment time horizon.

Certainly equity markets remain extremely challenging and appear to be searching for a bottom. The volatility is encouraging investors toward fixed-income and treasuries, which is helping to drive rates lower.

Calvert continues to expand our broad range of fund options and we believe investors will find choices appropriate for a variety of strategies and for changing market conditions.

Change to Fund Auditors

In light of developments surrounding the Arthur Andersen accounting firm, the Boards of each of our Funds held a special meeting in early May and voted to approve a change in independent auditors to KPMG LLP. This change occurred several weeks before the United States government won its case against Arthur Andersen, which was found guilty of obstructing justice in the Enron probe.

Revisiting Shared Values

As you know, Calvert takes a long view and has a broad perspective on corporate performance. We are diligent in assessing not only financial practices but also other aspects of a company's operations. Within our socially screened funds, we are reviewing corporate governance guidelines, including director and auditor independence. Clearly, recent revelations have given us all a reason to look more closely at the broad range of corporate behaviors and to shine a brighter light on various corporate stakeholders.

We appreciate your investment in Calvert Funds and value your continued trust and confidence in us more than ever. As a result, we are encouraged to strive harder each and every day to support you in reaching your financial goals.

Sincerely,

Barbara J. Krumsiek

President and CEO

July 31, 2002

Emmett Long is a member of the CAMCO portfolio management team.

Calvert Tax-Free Reserves Vermont Municipal Portfolio seeks to earn the highest level of interest income exempt from Vermont and federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality characteristics of the Portfolio.

Fund Information

asset allocation

Vermont long-term

tax-exempt bonds

NASDAQ symbol

CGVTX

CUSIP number

131620-70-0

Calvert Tax-Free Reserves Vermont Municipal Portfolio

How did the Fund perform?

The Fund performed well for the six months ended June 30, 2002, returning 4.26% compared to the Lipper Other States Municipal Debt Funds Average return of 3.87%.

What was the investment climate?

As the economy slows, state and local governments have seen revenues soften. This has increased the need for debt issuance to meet capital needs, resulting in a record $160 billion in new debt coming to market in the first six months of this year and eclipsing the previous record of $144 billion set in 1993. The continued softness in the equity market has benefited the municipal market with issuance reached new records as individual investors reallocated more of their assets into fixed income instruments. We believe that this support has provided the market with the support needed to sustain the volume of issuance.

What was your strategy?

Authorities in Vermont have done an exemplary job of managing their finances, although their need to borrow has increased in 2002. In the past few months we saw several universities and state agencies issue new debt or announce plans to issue debt. This has presented us an opportunity to slightly restructure the Fund and extend our duration for the near future. Vermont remains a challenge to manage because of the lack of diverse issues available for the Fund, but this year's issuance will help.

Comparative Investment Performance (as of 6.30.02)
	CTFR Vermont	Lipper Other States Municipal	Lehman Municipal
	Municipal Portfolio	Debt Funds Average	Bond Index TR
6 month	4.26%	3.87%	4.64%
1 year	5.80%	5.92%	6.92%
5 year*	4.72%	4.95%	6.27%
10 year*	5.53%	5.58%	6.68%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

What is your outlook?

The recent adjustments to the duration should give the Fund a performance boost. If demand remains strong throughout the second half of the year, we should be able to maintain and may even improve the Fund's performance.

Over the near term, as new issues come to market, we will use these opportunities to slightly restructure the Fund and extend the duration. As we have done in the past, we will continue to augment the state debt with securities from Puerto Rico, Virgin Islands, and Guam that are tax exempt in Vermont to assure that we are fully invested.

July 31, 2002

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2002, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio Statistics

monthly dividend yield
6.30.02	4.03%
12.31.01	4.02%

30 day SEC yield
6.30.02	3.68%
12.31.01	3.92%

weighted average maturity
6.30.02	14 years
12.31.01	14 years

effective duration
6.30.02	7.30 years
12.31.01	6.96 years

average annual total return

as of 6.30.02
1 year	1.84%
5 year	3.92%
10 year	5.13%
inception	5.63%
(4.01.91)

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

[INSERT LINE GRAPH HERE]

Statement of Net Assets

June 30, 2002
	Principal
Municipal Obligations - 103.6%	Amount	Value
Vermont - 90.1%
Burlington Electric Revenue Bonds:
6.375%, 7/1/10, MBIA Insured	$3,125,000	$3,652,625
5.375%, 7/1/12, AMBAC Insured	1,405,000	1,548,422
Chittenden Solid Waste District GO Bonds, 6.60%, 1/1/12,
Asset Guaranty Insured	2,000,000	2,088,840
Educational & Health Buildings Financing Agency Revenue Bonds:
5.75%, 9/1/05	410,000	425,330
6.60%, 12/1/14	1,000,000	1,059,250
5.50%, 11/1/16	1,500,000	1,596,675
5.50%, 7/1/18	1,955,000	1,912,283
6.25%, 9/1/18	2,000,000	1,990,320
5.00%, 10/1/23	1,000,000	983,210
5.625%, 10/1/25, FSA Insured	1,000,000	1,015,570
5.00%, 11/1/32	3,000,000	2,900,730
5.00%, 11/1/38	3,000,000	2,883,360
Educational & Health Buildings Financing Agency Revenue VRDNs:
1.70%, 11/1/21, LOC: Huntington National Bank	2,200,000	2,200,000
1.25%, 12/1/30, AMBAC Insured	1,875,000	1,875,000
1.30%, 4/1/32, BPA: Fleet National Bank, Asset Guaranty Insured	1,000,000	1,000,000
Housing Finance Agency Single Family Revenue Bonds:
5.25%, 11/1/20	300,000	300,378
5.55%, 11/1/21	1,650,000	1,669,932
Municipal Bond Bank Revenue Bonds:
5.50%, 12/1/19, MBIA Insured	1,500,000	1,574,115
5.50%, 12/1/22, AMBAC Insured	1,000,000	1,025,370
Rutland County Solid Waste District GO Bonds:
6.25%, 11/1/02	110,000	111,610
6.35%, 11/1/03	110,000	115,764
6.45%, 11/1/04	110,000	119,373
6.50%, 11/1/05	105,000	116,020
6.55%, 11/1/06	100,000	112,056
6.60%, 11/1/07	100,000	113,085
6.70%, 11/1/08	100,000	114,155
6.75%, 11/1/09	100,000	114,938
6.80%, 11/1/10	100,000	115,766
6.80%, 11/1/11	100,000	116,546
6.85%, 11/1/12	100,000	119,327
State Economic IDA Revenue Bond, 5.75%, 1/1/09,
LOC: First Vermont Bank & Trust	900,000	896,625
State GO Bonds:
6.30%, 1/15/06	2,500,000	2,757,475
Zero Coupon, 8/1/08	400,000	317,652
Zero Coupon, 8/1/09	300,000	225,282
5.00%, 1/15/11	3,000,000	3,176,550
4.625%, 8/1/17	2,485,000	2,485,820
Student Assistance Corp. Education Loan Revenue Bonds,
6.50%, 12/15/05, FSA Insured	2,240,000	2,292,506

	Principal
Municipal Obligations - Cont'd	Amount	Value
Vermont - Cont'd
University of Vermont and State Agriculture College Revenue Bonds:
4.75%, 10/1/38, MBIA Insured	$1,400,000	$1,274,322
5.125%, 10/1/27, AMBAC Insured	1,000,000	991,380

Total Vermont Municipal Obligations (Cost $46,027,021)		47,387,662

Territories - 13.5%
Guam Electric Power Authority Revenue Bonds, 5.25%, 10/1/12,
AMBAC Insured	2,000,000	2,169,700
Guam Government LO Highway & Transportation Authority
Revenue Bonds, 4.50%, 5/1/12	1,500,000	1,554,195
Puerto Rico GO Bonds, 6.50%, 7/1/14	1,690,000	2,006,115
Puerto Rico Highway & Transportation Authority Revenue Bonds,
4.75%, 7/1/38	1,500,000	1,359,105

Total Territories Municipal Obligations (Cost $6,919,847)		7,089,115

TOTAL INVESTMENTS (Cost $52,946,868) - 103.6%		54,476,777
Other assets and liabilities, net - (3.6)%		(1,865,862)
Net Assets - 100%		$52,610,915

Net Assets Consist Of:
Paid-in capital applicable to 3,311,474 Class A shares of beneficial
interest, unlimited number of no par shares authorized:		$50,951,206
Undistributed net investment income		37,147
Accumulated net realized gain (loss) on investments		92,653
Net unrealized appreciation (depreciation) on investments		1,529,909

Net Assets		$52,610,915

Net Asset Value Per Share		$15.89

Abbreviations:	Explanation of Guarantees:
FSA: Financial Security Assurance	BPA: Bond-Purchase Agreement
GO: General Obligation	LOC: Letter of Credit
IDA: Industrial Development Authority
LO: Limited Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2002
Net Investment Income
Investment Income:
Interest income	$1,261,840

Expenses:
Investment advisory fee	152,978
Transfer agency fees and expenses	17,879
Trustees' fees and expenses	1,856
Accounting fees	6,591
Custodian fees	6,546
Registration fees	1,764
Reports to shareholders	7,764
Professional fees	3,519
Miscellaneous	3,505
Total expenses	202,402
Fees paid indirectly	(1,905)
Net expenses	200,497

Net Investment Income	1,061,343

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	92,653
Change in unrealized appreciation or (depreciation)	1,006,014

Net Realized and Unrealized Gain
(Loss) on Investments	1,098,667

Increase (Decrease) in Net Assets
Resulting From Operations	$2,160,010

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$1,061,343	$2,115,761
Net realized gain (loss)	92,653	32,607
Change in unrealized appreciation or (depreciation)	1,006,014	(351,812)

Increase (Decrease) in Net Assets
Resulting From Operations	2,160,010	1,796,556

Distributions to shareholders from:
Net investment income	(1,070,410)	(2,130,581)
Net realized gain	-	(37,229)
Total distributions	(1,070,410)	(2,167,810)

Capital share transactions:
Shares sold	3,239,544	6,986,895
Reinvestment of distributions	595,083	1,155,433
Shares redeemed	(2,294,711)	(5,856,965)
Total capital share transactions	1,539,916	2,285,363

Total Increase (Decrease) in Net Assets	2,629,516	1,914,109

Net Assets
Beginning of period	49,981,399	48,067,290
End of period (including undistributed net investment income
of $37,147 and $46,214, respectively)	$52,610,915	$49,981,399

Capital Share Activity
Shares sold	206,345	443,313
Reinvestment of distributions	37,842	73,523
Shares redeemed	(145,892)	(371,463)
Total capital share activity	98,295	145,373

See notes to financial statements.

Notes To Financial Statements

Note A - Significant Accounting Policies

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The Fund is comprised of five separate portfolios. The operations of each series are accounted for separately. Shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Portfolio. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $32,206 was payable at period end.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. The Distributor received $12,152 as its portion of commissions charged on sales of the Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $2,183 for the six months ended June 30, 2002. Under the terms of the agreement, $355 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $3,898,140 and $2,141,013, respectively.

The cost of investments owned at June 30, 2002 for federal income tax purposes was $52,925,808. Net unrealized appreciation aggregated $1,550,969, of which $1,692,318 related to appreciated securities and $141,349 related to depreciated securities.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. For the six months ended June 30, 2002, purchases and sales transactions were $5,400,000 and $4,655,000, respectively. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the six months ended June 30, 2002 was $2,933 at a weighted average interest rate of 2.30%. The maximum amount of these borrowings outstanding during the six months ended June 30, 2002 was $128,480 during January 2002. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2002.

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2002	2001	2000
Net asset value, beginning	$15.56	$15.67	$14.90
Income from investment operations
Net investment income	.33	.66	.70
Net realized and unrealized gain (loss)	.33	(.09)	.77
Total from investment operations	.66	.57	1.47
Distributions from
Net investment income	(.33)	(.67)	(.70)
Net realized gains	-	(.01)	-
Total distributions	(.33)	(.68)	(.70)
Total increase (decrease) in net asset value	.33	(.11)	.77
Net asset value, ending	$15.89	$15.56	$15.67

Total return *	4.26%	3.67%	10.09%
Ratios to average net assets:
Net investment income	4.16% (a)	4.21%	4.61%
Total expenses	.79% (a)	.79%	.80%
Expenses before offsets	.79% (a)	.79%	.80%
Net expenses	.79% (a)	.76%	.75%
Portfolio turnover	4%	8%	5%
Net assets, ending (in thousands)	$52,611	$49,981	$48,067

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	1999	1998	1997
Net asset value, beginning	$16.28	$16.45	$16.33
Income from investment operations
Net investment income	.71	.78	.82
Net realized and unrealized gain (loss)	(1.39)	.13	.26
Total from investment operations	(.68)	.91	1.08
Distributions from
Net investment income	(.70)	(.77)	(.82)
Net realized gains	-	(.31)	(.14)
Total distributions	(.70)	(1.08)	(.96)
Total increase (decrease) in net asset value	(1.38)	(.17)	.12
Net asset value, ending	$14.90	$16.28	$16.45

Total return *	(4.29%)	5.67%	6.90%
Ratios to average net assets:
Net investment income	4.50%	4.73%	5.11%
Total expenses	.78%	.75%	.76%
Expenses before offsets	.78%	.75%	.76%
Net expenses	.76%	.72%	.73%
Portfolio turnover	21%	32%	14%
Net assets, ending (in thousands)	$46,452	$51,292	$50,194

(a) Annualized

* Total return does not reflect deduction of Class A front-end sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Calvert Tax-Free Reserves Vermont Municipal Portfolio

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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